UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Proxy Statement
2025

amh
amh

Notice of Annual Meeting of Shareholders
to be held May 7, 2025

amh

A Message from Our Chairperson
Fellow shareholders:
AMH had another great year in 2024. We delivered strong
growth, completed a successful CEO transition, continued
building homes, and solidified our leadership in the single-family rental industry. As a company, we’re doing the right things, and we’re doing things right.
Doing the right things. At AMH, we’ve always been driven by a single purpose: to deliver quality housing solutions that make a positive difference in people's lives. Our evolution from a
pioneering single-family rental operator to an integrated
residential housing company reflects our commitment to meeting the evolving needs of American households. Today, we’re
recognized as a leading national homebuilder and rental
operator that’s addressing America’s greatest housing
challenges. We’re accomplishing this by delivering three
important solutions.
In the backdrop of a mass housing shortage in the U.S., we’re meeting growing demand with steady supply. To date, we’ve built over 12,000 homes in 200 communities through our unique in-
house development program. And our pipeline of over 10,000
additional land lots represents a reliable runway of growth into
2025 and beyond, adding high-quality rental homes to the
market.
In regions where homeownership has become financially
unattainable for many families, we offer an accessible and
flexible housing option to thousands of people. In our top
markets in 2025, renting an AMH home is currently 27% more
affordable than owning. That delta represents a meaningful
difference for the typical U.S. household we serve, and unlocks opportunities for residents to meet their budget goals, save for a down payment, or simply enjoy a better quality of life in today’s inflationary environment.
Powered by our proven operating platform and team of over
1,700 employees, today we provide industry-leading service to
200,000 residents, who benefit from an elevated rental
experience with professional maintenance support. In 2024, their continued satisfaction was reflected in our steady occupancy rates and improved Google ratings.
Doing things right. Our company today is in great shape.
Operationally, our investment in people-centric programs has advanced our reputation as a workplace and as a service
provider. As an employer, we continually train and develop our team, including at the leadership level, to maximize the talent resources we already have at our disposal. Through our
technology-forward Resident 360 program, we’re laser focused on continuing to improve our customer experience and lead the industry in resident satisfaction. Leveraging various surveying channels, we regularly pulse-check our employees, customers, and vendors to monitor sentiment, and are pleased to see these scores continue to trend upward across the board.
Financially, our investment-grade credit rating, discipline in expense management, and industry-leading profit margins
represent the backbone of our strong business model. In 2024, we refinanced over $900 million dollars of our long-term debt at favorable rates and terms, demonstrating our access to the
capital markets.
We unencumbered assets and leaned into dispositions, selling older homes to reinvest in our long-term growth strategy. We matured in creating operational efficiencies, optimizing returns and capital to its highest and best use, driving maximum
potential from our portfolio, and producing earnings results for you, our investors.
As a result, last year, our same-home core revenue growth,
same-home core NOI growth, and Core FFO per share growth
all outperformed that of our peers. This resilience has enabled us to keep growing through dynamic economic cycles, offering stability to all the people who rely on us, including customers, employees, partners, and shareholders. Whereas other
companies have been forced to lean out of growth in today’s
capital-constrained environment, AMH remains able to grow
through our development program in addition to seizing
acquisition opportunities that are right for our portfolio.
The outlook. With this robust foundation in place, in 2025, your
Board of Trustees and management team are firmly optimistic
about the outlook ahead. After a successful CEO transition, the company today is in the capable hands of the next generation of leaders David Singelyn shaped. Guided by their expertise, AMH will continue growing responsibly, and advancing the strong
reputation we’ve earned in the last 13 years.
At the macro level, more than ever, the value we add to the
marketplace is critically needed. With a housing shortage
estimated in the millions, demand rising, and affordability
creating unprecedented barriers to quality homes, we’re
leveraging our expertise and scale to respond to market needs.
We’re also expecting more opportunities for bulk acquisitions and are well-equipped to be a consolidator in this space.
Now, AMH is uniquely positioned to continue leading the industry by doing what we do best: providing access to single-family
living, delivering peace of mind to all our stakeholders, adding housing supply, and generating value. To continue making a
positive impact into the future, we ask for your voting support on the proposals detailed in this proxy statement.
Please join us on Wednesday, May 7, 2025, at 9:00 a.m., Pacific
Time, virtually or by proxy: www.virtualsharemeeting.com/
AMH2025.
You may vote online, by telephone, or via mail following the instructions on the proxy card or voting instruction form by signing, dating, and returning the enclosed proxy card. If you attend the meeting, you may revoke your proxy and vote your
shares virtually.
Sincerely,
Matthew J. Hart
Chairperson of the Board
March 26, 2025
A Message from Our Chief
Executive Officer
Fellow shareholders:
In 2024, the U.S. faced a challenging housing landscape. As the supply shortage reached historic levels, homeownership has
become increasingly out of reach for millions of Americans, and many people can no longer afford to live where they work.
All throughout, AMH has remained unwavering in our purpose to make housing more accessible to more people. We continue to
lead the way in building new homes, elevating standards of care in the industry, and unlocking ways for our products and services to empower households.
I'm especially proud of how teams at AMH have generated
housing solutions that demonstrate our values: caring about
people, making it simple, and holding ourselves accountable.
As a leading owner, operator, and developer of single-family rental homes, AMH today is uniquely positioned to deliver
solutions to our country's ongoing housing challenges:
Delivering access to opportunity. We continue to invest in
building new homes and successful neighborhoods across the
U.S., creating more opportunities for thousands of households.
Since launching our internally managed development program in
2017, we've built over 12,000 homes in 200 communities, adding much-needed supply to the national housing stock.
Improving people's lives. Following the portfolio acquisition of approximately 1,700 homes last fall, AMH today manages over
60,000 homes across the U.S. With the cost of buying a home
remaining prohibitive for many, we're providing thousands of people - including essential workers like teachers, first
responders, civil servants, and healthcare workers - an
attainable, high-quality housing option in the communities where they work.
Providing exceptional experiences. We know our influence on
people's lives extends beyond the homes we build and manage.
Our deep expertise and commitment to operational excellence
creates exceptional living experiences for our 200,000 residents.
We've seen this reflected in increasingly favorable customer satisfaction scores over the years, and consistently improving our services remains a priority for the year ahead.
As we look to the future with a fresh sense of purpose and
possibility, we're intensifying our focus on creating more value for all our stakeholders: our customers, employees, investors, trade partners, and the communities we operate in.
By simplifying life for our residents, building housing, and training a new generation of responsible housing leaders, we're
dedicated to upholding the highest standards of integrity in our industry.
On behalf of all of us at AMH, thank you for your engagement and confidence in our company. We've never been more
optimistic about the impact great housing can have on people's lives - and we're grateful to you for continuing to support us on this journey.
Bryan Smith
Chief Executive Officer
March 26, 2025
2025 Proxy Statement
Notice of the 2025 Annual Meeting
of Shareholders

Date and Time Wednesday, May 7, 2025 at 9:00 a.m., Pacific Time	Virtual Location Visit: www.virtualshareholdermeeting.com/AMH2025

Items of Business

1	To elect as trustees the eleven nominees named in the attached proxy statement to serve until the 2026 Annual Meeting of Shareholders;
2	To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	To hold a non-binding advisory vote to approve our named executive officer compensation; and
4	To consider and act upon any other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Recommendations of the Board
The Board of Trustees unanimously recommends that you vote “FOR” each of the trustee nominees named in the attached proxy statement, “FOR” ratification of the appointment of Ernst & Young LLP and “FOR” approval, on an advisory basis, of our named executive officer compensation. Detailed information concerning these proposals is included in the accompanying proxy statement.
Proxy Materials
The notice of meeting, proxy statement and Annual Report on Form 10-K are available free of charge at: https://investors.amh.com/
financials/annual-reports. The proxy statement and accompanying proxy card are being sent or made available to you on or about
March 26, 2025.
Record Date
You are entitled to vote at the meeting if you were a shareholder of record at the close of business on March 14, 2025 of our Class A or
Class B common shares of beneficial interest, par value $0.01 per share.
Voting
Your vote is very important. To ensure that your shares are represented at the Annual Meeting, please vote over the Internet, by telephone or by mail as instructed on the proxy card or voting instruction form you receive. You may revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.
By Order of the Board of Trustees,
Sara Vogt-Lowell
Chief Administrative Officer and Chief Legal Officer
March 26, 2025
Important Notice Regarding Availability of Proxy Materials for the 2025 Annual Meeting on May 7, 2025: This Proxy Statement
and our 2024 Annual Report on Form 10-K are available on the company’s website www.amh.com under “Investor Relations.”
2025 Proxy Statement
2025 Proxy Statement | 1
2024 Business Highlights
In 2024, we remained focused on delivering long-term value by expanding our portfolio of high-quality homes.

2,356	61,336
new homes built through AMH development program	homes in our portfolio in 24 states

96.2%	200th
same-home average occupancy achieved	new community opened

And we maintained strong financial results year over year, through which we delivered value to you, our investors, as well.

Core FFO Per Share
$1.36
$1.54
$1.66
$1.77
2021
2022
2023
2024

Increased same-home average monthly realized rent by	Increased total revenues YOY by
5.3%	6.5%

Achieved Core FFO* per share growth YOY by	Grew Core NOI* for total portfolio YOY by
6.6%	8.1%

Attractively recycled capital through our asset management and disposition program	Increased quarterly distribution YOY by
$530M	15%
9.2% Compounded Annual Growth
In 2024, we were named the top 39th
homebuilder in the U.S. by Builder100.
* See pages 9, 13, 14, 27 to 28 and 31 to 33 of Exhibit 99.2 to the company's Current Report on Form 8-K filed February 20, 2025 and pages 11 and
31-32 of Exhibit 99.2 to the company's Current Report on Form 8-K filed February 23, 2023 for information regarding Core FFO and Core NOI, which are non-GAAP performance measures.
2 | AMH
Annual Meeting Information
This proxy statement contains important information regarding the 2025 Annual Meeting of Shareholders (the “Annual Meeting”).
Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures. This proxy statement is being sent or made available to you on or about
March 26, 2025.
Proxy Materials
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available free of charge at:
https://investors.amh.com/financials/annual-reports.
Meeting Information
Date and Time
Wednesday, May 7, 2025, at 9:00 a.m., Pacific Time.
Virtual Location
www.virtualshareholdermeeting.com/AMH2025
To be admitted, you must enter the control number found on your proxy card or voting instruction form.
Record Date
You are entitled to vote at the Annual Meeting if you were a shareholder of record at the close of business on March 14, 2025 (the
“Record Date”) of our Class A or Class B common shares of beneficial interest, par value $0.01 per share.
Voting
Your vote is very important. To ensure your representation at the meeting, please vote over the Internet, by telephone or by mail as instructed on the proxy card or voting instruction form you receive. You may revoke a proxy at any time prior to its exercise at the
Annual Meeting by following the instructions in the accompanying proxy statement.
How to Cast Your Vote
Virtually
www.virtualshareholdermeeting.com/AMH2025
You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit the accompanying proxy card or voting instruction form or vote via the Internet or by telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.
Internet
www.proxyvote.com
You may vote your shares through the Internet by signing on to the website identified on the proxy card or voting instruction form and following the procedures described on the website. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the Annual Meeting. If you vote through the Internet, you should not return any proxy card.
Mail
Return your proxy in the postage-paid envelope provided.
If you choose to vote by mail, simply complete the accompanying proxy card or voting instruction form, date and sign it, and return it in the pre-addressed postage-paid envelope provided.
Telephone
1-800-690-6903
You may vote your shares by telephone by following the voting instructions on the enclosed proxy card or voting instruction form, respectively. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the Annual Meeting.
2025 Proxy Statement | 3

As summarized below, there are distinctions between shares held of record and those owned beneficially:
(i) vote your shares by delivering the enclosed voting
instruction form in the pre-addressed postage-paid envelope
provided or (ii) contact the person responsible for your
account to ensure that a voting instruction form is submitted on your behalf. In most instances, you will be able to do this over the Internet, by telephone or by mail as indicated on
your voting instruction form. It is critical that you promptly give instructions to your brokerage firm, bank, or other
nominee. You may vote your shares at the virtual meeting
only if you obtain a legal proxy from your brokerage firm,
bank, or other nominee.

•Shareholder of Record—If your shares are registered
directly in your name, you are considered the shareholder
of record of those shares. As the shareholder of record,
you can submit your voting instructions by Internet,
telephone or mail as described on the enclosed proxy
card.

•Beneficial Owner—If your shares are held through a broker or bank in “street name” as of the close of business on the Record Date, you can either:
Unanimous Recommendations of the Board

1	Election of the Eleven Trustee Nominees Named in this Proxy Statement	BOARD RECOMMENDATION	FOR
2	Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	BOARD RECOMMENDATION	FOR
3	Advisory Vote to Approve our Named Executive Officer Compensation	BOARD RECOMMENDATION	FOR

These proposals are discussed in more detail in this proxy statement and you should read the entire proxy statement carefully before voting. We will also consider any other matters properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

4 | AMH
Virtual Meeting Matters
The Annual Meeting will be held in virtual-only format. You will be able to attend and participate in the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/
AMH2025.
The Annual Meeting will begin with a pre-recorded presentation, followed by a live webcast of the formal business of the Annual
Meeting and a Q&A session.
Accessing the Meeting
To be admitted to the Annual Meeting, you must enter the control number found on your proxy card or voting instruction form. If your common shares are held through a broker or bank in “street name” as of the close of business on the Record Date, you may vote your shares at the virtual meeting only if you obtain a legal proxy from your brokerage firm, bank, or other nominee.
Casting Your Vote
You may vote your shares virtually at the Annual Meeting. To vote at the virtual Annual Meeting, you must re-enter the control number found on your proxy card or voting instruction form.
Even if you plan to attend the Annual Meeting virtually, we
recommend that you submit the accompanying proxy card or
voting instruction form or vote via the Internet or by telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.
Live, Online Q&A
As part of the Annual Meeting, we will hold a live, online Q&A session, where shareholders of our Class A or Class B common shares at the close of business on the Record Date will be
allowed to ask questions. You may submit questions in real time during the Annual Meeting. We intend to answer all questions submitted before or during the Annual Meeting which are
pertinent to the company and the Annual Meeting matters, as
time permits. Consistent with our prior virtual and in-person annual meetings, all questions submitted will be generally
addressed in the order received, and we limit each shareholder to one question in order to allow us to answer questions from as many shareholders as possible.
If there are matters raised of individual concern to a shareholder, or if a question posed was not otherwise answered, we provide an opportunity for shareholders to contact us separately after the
Annual Meeting through the company’s website, www.amh.com
under “Investor Relations.”
Technical Assistance
If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be posted on the Annual Meeting Website log-in page.
2025 Proxy Statement | 5
6 | AMH | AMH 2025 Prox2025 Pro
Board
Recommendation
Our Board unanimously
recommends that you
vote "FOR" all eleven
nominees for trustee for
a one-year term.
2025 Proxy Statement | 7
Who We Are
Our Board currently consists of thirteen members. Ten of the current trustees are considered “independent” and all members of our Audit Committee, Nominating and Corporate Governance
Committee, and Human Capital and Compensation Committee
are independent. Our Chairperson of the Board, Matthew Hart, is an independent trustee. Bryan Smith was appointed to our
Board on January 1, 2025, concurrent with his promotion to
Chief Executive Officer. Pursuant to our Trustee Retirement
Policy, which provides that no trustee will be nominated for election to the Board unless he or she will be 75 or younger on the first day of the new Board term, James Kropp will retire from our Board as of the 2025 Annual Meeting. Additionally, as
previously announced, our former Chief Executive Officer David
Singelyn, who retired in December 2024, will retire from our
Board as of the 2025 Annual Meeting.
Our Board believes its members collectively have the
experience, qualifications, attributes, and skills to continue to effectively oversee the management of the company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to appreciate the issues facing the company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interest of the company and a dedication to enhancing shareholder
value. The Board regularly monitors and evaluates its
composition to ensure that it continues to support the success of our long-term strategy.
The Board unanimously recommends a vote “FOR” each of
the eleven nominees proposed by the Board.

Nominee	Age	Principal Occupation	Trustee Since	Current Committees

Matthew Hart *	73	Chairperson of the Board, AMH Retired President and Chief Operating Officer, Hilton Hotels Corporation	2012

Bryan Smith	51	Chief Executive Officer, AMH	2025

Douglas Benham *	68	President and Chief Executive Officer, DNB Advisors, LLC	2016	•Human Capital and Compensation (Chair) •Nominating and Corporate Governance

Jack Corrigan	64	Retired Chief Investment Officer, AMH	2012

David Goldberg *	75	Retired Executive Vice President, AMH Former Senior Vice President and General Counsel, Public Storage	2019

Tamara Gustavson *	63	Real Estate Investor Philanthropist	2016

Michelle Kerrick *	62	Former West Region Market Leader and Managing Partner, Deloitte & Touche LLP	2020	• Audit (Chair)

Lynn Swann *	73	Director for Apollo Global Management, Inc.	2020	• Audit • Nominating and Corporate Governance

Winifred Webb *	67	Founder, Kestrel Advisors Former Senior Executive, Ticketmaster and The Walt Disney Company	2019	•Human Capital and Compensation •Nominating and Corporate Governance

Jay Willoughby *	66	Chief Investment Officer, TIFF Investment Management	2019	•Audit •Human Capital and Compensation

Matthew Zaist *	50	Chief Executive Officer, The New Home Company	2020	•Nominating and Corporate Governance (Chair) •Human Capital and Compensation
*Denotes “independent” member of the Board.
8 | AMH
Biographical Information About Our Trustee Nominees
Set forth below is biographical information for each of the trustee nominees, including a list of the specific qualifications that were considered for membership on our Board. Each nominee has consented to be named in this proxy statement and to serve if elected.
Please see the "Executive Officers" section below for the biographical information of Bryan Smith.

Matthew Hart Age: 73 Trustee since: 2012 (Chairperson since 2023) Independent	Chairperson of the Board, AMH Retired President and Chief Operating Officer, Hilton Hotels Corporation

Mr. Hart brings to our Board deep management, operational, executive compensation, corporate governance, and real estate industry experience from his executive roles at a number of publicly traded real estate and consumer companies. His experience, qualifications, attributes, and skills qualify him to serve as Chairperson of the Board.

Background
•Hilton Hotels Corporation, President and Chief
Operating Officer, Executive Vice President, Chief
Financial Officer (1996-2007)
•Walt Disney Company (NYSE: DIS), Senior Vice
President and Treasurer
•Host Marriott Corp., Executive Vice President and
Chief Financial Officer
•Marriott Corporation, Senior Vice President and
Treasurer
•Bankers Trust Company, Vice President, Corporate
Lending
Public Directorships
•American Airlines (NASDAQ: AAL) (since 2013)
•Air Lease Corp. (NYSE: AL) (since 2010)

Education
•B.A., Vanderbilt University
•M.B.A., Columbia University
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•REIT
•Treasury/Capital Allocation
•Finance/Accounting/Auditing
•Human Capital Management
•Corporate Governance
•Risk Assessment & Management
•Investor Relations
•Public Company Board
•Public Company Senior Management
Experience
•Audit Committee
•Cybersecurity
•Capital Markets

2025 Proxy Statement | 9

Douglas Benham Age: 68 Trustee since: 2016 Independent Committees •Human Capital and Compensation (Chair) •Nominating and Corporate Governance	President and Chief Executive Officer, DNB Advisors, LLC

Mr. Benham has extensive management, corporate governance, executive and employee compensation, and consumer products experience as a leader of restaurant businesses. His experience, qualifications, attributes, and skills qualify him to serve as chair of our Human Capital and
Compensation Committee, as a member of our Nominating and Corporate Governance Committee, and as a member of our Board.

Background
•DNB Advisors, LLC, President and Chief Executive
Officer (since 2006)
•Bob Evans Farms, LLC, Executive Chair of the Board
•Arby’s Restaurant Group, Inc., President and Chief
Executive Officer
•RTM Restaurant Group, Inc., Chief Financial Officer

Education
•B.A., University of West Florida
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•REIT
•Treasury/Capital Allocation
•Finance/Accounting/Auditing
•Human Capital Management
•Corporate Governance
•Sustainability
•Risk Assessment & Management
•Investor Relations
•Public Company Board
•Public Company Senior Management
Experience
•Audit Committee
•Capital Markets
•Philanthropic Activities

Jack Corrigan Age: 64 Trustee since: 2012	Retired Chief Investment Officer, AMH

Mr. Corrigan has deep expertise in the residential and commercial real estate sectors, managing large-scale property portfolios, and he was the architect of our AMH Development homebuilding arm.
His experience, qualifications, attributes, and skills qualify him to serve as a member of our Board.

Background
•AMH, Chief Investment Officer (2012-2022), Chief
Operating Officer (2012-2019)
•American Homes 4 Rent Advisor, LLC (our former
manager), Chief Operating Officer
•A&H Property and Investments, Chief Executive
Officer
•PS Business Parks Inc. (formerly NYSE: PSB), Chief
Financial Officer
•LaRue, Corrigan & McCormick, Partner
•Storage Equities, Inc., Controller
•Arthur Young & Company

Education
•B.S., Loyola Marymount University
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•REIT
•Treasury/Capital Allocation
•Finance/Accounting/Auditing
•Risk Assessment & Management
•Investor Relations
•Public Company Senior Management
Experience
•Capital Markets
•Human Capital Management
•Consumer Experience

10 | AMH

David Goldberg Age: 75 Trustee since: 2019 Independent	Retired Executive Vice President, AMH Former Senior Vice President and General Counsel, Public Storage

Mr. Goldberg brings to our Board expertise in management and legal matters including corporate governance, securities, capital markets, and risk management for public and private real estate companies. His experience, qualifications, attributes, and skills qualify him to serve as a member of our Board.

Background
•AMH, Executive Vice President (2012-2019)
•American Commercial Equities, Manager
•Public Storage (NYSE: PSA), Senior Vice President
and General Counsel
•Law Firm of Sachs & Phelps, Partner
•Law Firm of Agnew, Miller & Carlson, Associate and
Partner
•Law Firm of Hufstedler, Miller, Carlson & Beardsley,
Partner

Education
•A.B., Boston University
•J.D., University of California, Berkeley
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•REIT
•Corporate Governance
•Risk Assessment & Management
•Legal Experience
•Public Company Senior Management
Experience
•Government Affairs / Regulatory
•Philanthropic Activities

Tamara Gustavson Age: 63 Trustee since: 2016 Independent	Real Estate Investor Philanthropist

Ms. Gustavson brings to our Board expertise in management, public relations, corporate governance, and industry experience from her leadership roles at publicly traded real estate companies as both an executive and board member. Her experience, qualifications, attributes, and skills qualify her to serve as a member of our Board.

Background •American Commercial Equities, Member (since 2005) •Public Storage (NYSE: PSA), Senior Vice President- Administration Public Directorships •Public Storage (NYSE: PSA) (since 2008)
Education
•B.S., University of Southern California
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•REIT
•Human Capital Management
•Corporate Governance
•Public Company Board
•Public Company Senior Management
Experience
•Philanthropic Activities

2025 Proxy Statement | 11

Michelle Kerrick Age: 62 Trustee since: 2020 Independent Committees •Audit (Chair)	Former West Region Market Leader and Managing Partner Deloitte & Touche LLP

Ms. Kerrick has deep expertise in finance and accounting, risk management, and corporate governance developed over a 35-year career with a leading public accounting firm. She also brings corporate governance expertise from her service at two other publicly traded companies. Ms. Kerrick qualifies as an audit committee financial expert under SEC rules. Her experience, qualifications, attributes, and skills qualify her to serve as chair of our Audit Committee and as a member of our
Board.

Background
•Deloitte & Touche LLP, West Region Market Leader
(2019 and 2020), Managing Partner – Los Angeles
(2010-2020), other positions (1985-2010)
Public Directorships
•The Beauty Health Company (NASDAQ: SKIN) (since
2021)
•LDH Growth Corp I (NASDAQ: LDHA) (since 2021)

Education
•B.S., Northern Arizona University
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•REIT
•Finance/Accounting/Auditing
•Human Capital Management
•Corporate Governance
•Risk Assessment & Management
•Technology
•Public Company Board
•Audit Committee

Lynn Swann Age: 73 Trustee since: 2020 Independent Committees •Audit •Nominating and Corporate Governance	Director for Apollo Global Management, Inc.

Mr. Swann is an experienced public company director of both a leading asset manager and a water technology company, which allow him to contribute valuable perspectives on corporate governance, risk management, technology, and sustainability matters. His experience, qualifications, attributes, and skills qualify him to serve as a member of our Audit and Nominating and Corporate Governance
Committees and as a member of our Board.

Background
•Swann, Inc., President (since 1976)
Public Directorships
•Apollo Global Management, Inc. (NYSE: APO) (since
2022)
•Xylem Inc. (NYSE: XYL) (2023-2024)
•Evoqua Water Technologies (formerly NYSE: AQUA)
(2018-2023)

Education
•B.A., University of Southern California
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•Treasury/Capital Allocation
•Finance
•Human Capital Management
•Corporate Governance
•Sustainability
•Public Company Board
•Public Company Senior Management
Experience
•Audit Committee
•Government Affairs/Regulatory
•Philanthropic Activities

12 | AMH

Winifred Webb Age: 67 Trustee since: 2019 Independent Committees •Human Capital and Compensation •Nominating and Corporate Governance	Founder, Kestrel Advisors Former Senior Executive, Ticketmaster, and The Walt Disney Company

Ms. Webb brings more than three decades of experience as a seasoned executive of several of the largest entertainment companies in the country and a director of public companies with significant real estate interests. Her executive leadership and board experience encompasses expertise in human capital management, corporate governance, sustainability, and investor relations. Her experience, qualifications, attributes, and skills qualify her to serve as a member of our Human Capital and
Compensation and Nominating and Corporate Governance Committees and as a member of our
Board.

Background
•Kestrel Advisors, Founder (since 2013)
•Tennenbaum Capital Partners, Managing Director
•Ticketmaster Entertainment, Corporate Senior Vice
President, Chief Communications & Investor
Relations Officer
•The Walt Disney Company, Corporate Senior Vice
President of Investor Relations & Shareholder
Services, Executive Director for The Walt Disney
Company Foundation
Public Directorships
•AppFolio (NASDAQ: APPF) (since 2019)
•Wynn Resorts (NASDAQ: WYNN) (since 2018)
•ABM Industries (NYSE: ABM) (since 2014)

Education
•B.A., Smith College (with honors)
•M.B.A., Harvard University
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•Finance/Accounting/Auditing
•Corporate Governance
•Sustainability
•Risk Assessment & Management
•Investor Relations
•Technology
•Public Company Board
•Public Company Senior Management
Experience
•Audit Committee
•Capital Markets
•Treasury/Capital Allocation
•Cybersecurity
•Philanthropic Activities

Jay Willoughby Age: 66 Trustee since: 2019 Independent Committees •Audit •Human Capital and Compensation	Chief Investment Officer, TIFF Investment Management

Mr. Willoughby is an accomplished investment manager and brings deep executive, finance, risk management, capital allocation, and sustainability experience to our Board. His experience, qualifications, attributes, and skills qualify him to serve as a member of our Audit and Human Capital and Compensation Committees and as a member of our Board.

Background
•TIFF Investment Management, Chief Investment
Officer (since 2015)
•The Alaska Permanent Fund, Chief Investment
Officer
•Ironbound Capital Management, Co-Managing
Partner
•MLIM Equity Funds, Chief Investment Officer, Head
of Research
•Merrill Lynch Real Estate Fund, Senior Portfolio
Manager

Education
•B.A., Pomona College
•M.B.A., Columbia University
Qualification Highlights:
•Executive Leadership
•REIT
•Treasury/Capital Allocation
•Finance/Accounting/Auditing
•Corporate Governance
•Sustainability
•Risk Assessment & Management
•Investor Relations
•Public Company Senior Management
Experience
•Audit Committee
•Financial Literacy
•Capital Markets

2025 Proxy Statement | 13

Matthew Zaist Age: 50 Trustee since: 2020 Independent Committees •Nominating and Corporate Governance (Chair) •Human Capital and Compensation	Chief Executive Officer, The New Home Company

Mr. Zaist is a seasoned chief executive of home builders with hands-on expertise in a critical part of our business. His responsibilities at the companies he has led have included oversight of financial statements, risk management, and executive compensation matters. His experience, qualifications, attributes, and skills qualify him to serve as chair of our Nominating and Corporate Governance
Committee, a member of our Human Capital and Compensation Committee, and as a member of our
Board.

Background
•The New Home Company, Chief Executive Officer
(since 2021)
•William Lyon Homes (formerly NYSE: WLH),
President and Chief Executive Officer, President and
Chief Operating Officer
Public Directorships
•William Lyon Homes (formerly NYSE: WLH)
(2016-2020)

Education
•B.S., Rensselaer Polytechnic Institute
Qualification Highlights:
•Executive Leadership
•Real Estate Experience
•Treasury/Capital Allocation
•Human Capital Management
•Corporate Governance
•Risk Assessment & Management
•Investor Relations
•Capital Markets
•Finance/Accounting/Auditing
•Public Company Board
•Public Company Senior Management
Experience
•Audit Committee
•Sustainability
•Technology

14 | AMH
Governance Framework
How We Are Selected, Elected, Evaluated and Refreshed
We believe that our trustees should satisfy a number of
qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in
Board activities, and other attributes. We also endeavor to have a board that represents a range of qualifications, skills, and depth of experience in areas that are relevant to and contribute to the Board’s oversight of the company’s business.
The table below summarizes the key experience, qualifications, and attributes for each trustee nominee and highlights the
balanced mix of experience, qualifications, and attributes of the
Board as a whole. This high-level summary is not intended to be an exhaustive list of each trustee nominee’s skills or
contributions to the Board. No individual experience,
qualification, or attribute is solely dispositive of becoming a member of the Board.

	Matthew Hart	Bryan Smith	Douglas Benham	Jack Corrigan	David Goldberg	Tamara Gustavson	Michelle Kerrick	Lynn Swann	Winifred Webb	Jay Willoughby	Matthew Zaist	Total

Real Estate	●	●	●	●	●	●	●	●	●		●	10

REITs	●	●	●	●	●	●	●			●		8

Corporate Governance	●		●	●	●	●	●	●	●	●	●	10

Investor Relations	●	●	●	●					●	●	●	7

Finance	●	●	●	●			●	●	●	●	●	9

Mergers	●	●	●	●	●	●	●		●		●	9

Public Company Board	●		●			●	●	●	●	●	●	8

Human Capital Management	●	●	●	●		●	●	●	●		●	9

Strategic Planning	●	●	●	●	●	●	●		●		●	9

Risk Management	●	●	●	●	●	●	●	●	●	●	●	11

Consumer Experience	●	●	●	●		●	●				●	7

Sustainability	●		●					●	●	●	●	6

Technology		●					●		●		●	4

Cybersecurity	●	●							●			3
2025 Proxy Statement | 15
Board Composition. We believe that a board comprised of
trustees with a range of backgrounds, experiences,
perspectives, and viewpoints improves the dialogue and
decision-making in the board room and contributes to overall board effectiveness.
Our Board currently consists of thirteen members. Upon the
recommendation of our Nominating and Corporate Governance
Committee, our Board annually nominates trustees for election or re-election to the Board to serve for a one-year term
beginning with the Annual Meeting or until their successors, if any, are elected or appointed.
Other than Messrs. Kropp and Singelyn, who are retiring from the Board at the end of the current term, each of our current trustees was nominated by the Board upon the recommendation
of the Nominating and Corporate Governance Committee, and
no trustee was nominated by a shareholder or subject to any
agreement with any third party. Additionally, Mr. Goldberg will reach retirement age under our Trustee Retirement Policy prior to the 2026 Annual Meeting.
Led by our Nominating and Corporate Governance Committee,
our Board continues to focus on facilitating a smooth transition when trustees retire or leave the Board, as well as ensuring that the composition of our Board is systematically refreshed to
maintain the desired mix of skills, experience, independence and diverse backgrounds to support our strategic direction and
operating environment.
Among other aspects of the succession planning and
refreshment process, our Board:
•Identifies the collective mix of desired skills, experience, knowledge, diverse backgrounds, and independence of our
Board taken as a whole, and identifies potential
opportunities for enhancement in these areas;
•Considers each current trustee’s experience, skills,
principal occupation, reputation, independence, committee
membership, and background;
•Engages third-party search firms to assist with identifying and evaluating qualified candidates, as appropriate; and
•Considers the recommendations of Board members and
third parties to identify and evaluate potential trustee
candidates.
Additional information concerning the trustee nomination and selection process is provided below in “Identifying and
Evaluating Nominees for Trustee.”
Board Tenure and Demographic Data. As of the Annual
Meeting:
•Tenure: Average tenure of our trustee nominees is 7 years,
with 9% serving 0-4 years, 73% serving 5-9 years, and 18%
serving 9 or more years.
•Age: Average age of our trustee nominees is 65 years, with
18% under the age of 60, 55% between ages 60-69, and
27% aged 70 or older.
•Gender/racial diversity: 27% of the Board is female and
9% is racially diverse.
Trustee Independence. The Board evaluates the independence
of each trustee annually based on information supplied by
trustees and the company and on the recommendations of the
Nominating and Corporate Governance Committee. The
company’s Corporate Governance Guidelines require that a
majority of the trustees be independent in accordance with the requirements of the rules of the New York Stock Exchange
(“NYSE”). Our Board is approximately 77% independent and,
assuming our trustee nominees are elected, approximately 82%
of our trustees will be independent. To promote open discussion among non-management trustees, our non-management and
independent trustees devote a portion of each regularly
scheduled Board meeting to executive sessions without
members of management present. If the group of non-
management trustees includes trustees who are not
independent, at least one executive session convened per year includes only independent trustees.
No trustee qualifies as independent unless the Board
affirmatively determines that the trustee has no material
relationship with the company and its management, based on all relevant facts and circumstances, in accordance with NYSE
rules. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family, and other business, professional, and personal relationships.
Following its annual review of each trustee’s independence in
February 2025, the Nominating and Corporate Governance
Committee recommended to the Board and the Board
determined that (1) each member of the Board, other than Bryan
Smith and Jack Corrigan, and (2) each member of the Audit
Committee, the Human Capital and Compensation Committee,
and the Nominating and Corporate Governance Committee is
independent pursuant to the rules of the NYSE.
In addition, the Board has determined that:
•Each member of the Audit Committee meets the additional
independence requirements set forth in Section 10A(m)(3)
of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”), and the rules of the Securities and
Exchange Commission (“SEC”) thereunder; and
•Each member of the Human Capital and Compensation
Committee meets the NYSE’s heightened independence
requirements for compensation committee members.
Trustee Retirement Policy. To encourage refreshment of the
Board, the Board has adopted a mandatory retirement policy for trustees. The policy provides in relevant part that no trustee will be nominated for election to the Board unless he or she will be
75 or younger on the first day of such Board term. Pursuant to this policy, Mr. Kropp will retire from the Board as of the 2025
Annual Meeting.
16 | AMH
Board Orientation and Education. Each new non-
management trustee participates in an orientation program and receives materials and briefings concerning our business,
strategy, industry, management, and corporate governance
policies and practices. We provide continuing education for all trustees through Board materials and presentations, including presentations by third-party experts, discussions with
management, and the opportunity to attend external Board
education programs. For example, recent Board and committee
presentations by third-party experts have covered cybersecurity matters. In addition, all Board members have the opportunity to become a member of the National Association of Corporate
Directors and to access the many educational resources of that organization.
Shareholder Recommendations. The policy of the Nominating
and Corporate Governance Committee to consider properly
submitted shareholder recommendations for candidates for
membership on the Board is described below under “Identifying and Evaluating Nominees for Trustee.” Under this policy,
shareholder recommendations may only be submitted by a
shareholder entitled to submit shareholder proposals under the
SEC rules. Any shareholder recommendations proposed for
consideration by the Nominating and Corporate Governance
Committee should include the nominee’s name and
qualifications for Board membership, including the information required under Regulation 14A under the Exchange Act and our bylaws, and should be addressed to the Secretary at our
principal executive offices at AMH, 280 Pilot Road, Las Vegas,
Nevada 89119. Recommendations for consideration at the 2025
Annual Meeting of Shareholders should be submitted within the time frame described in this proxy statement under “Deadlines for receipt of shareholder proposals.”
Trustee Qualifications. Members of the Board must have the
highest personal and professional integrity, have demonstrated exceptional ability and judgment and be highly effective, in conjunction with the other nominees to the Board, in serving the long-term interests of the company and its shareholders. In
general, the Board seeks to add trustees who meet the
independence requirements of the NYSE rules. In addition,
trustee candidates must submit a completed trustee
questionnaire concerning matters related to independence
determination, qualification as an “audit committee financial expert” and other proxy disclosure matters and must
satisfactorily complete a background investigation by a third-
party firm.
The Board has delegated to the Nominating and Corporate
Governance Committee responsibility for recommending to the
Board new trustees for election and assessing the skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment includes
trustees’ qualifications as independent, and may include
consideration of the following, all in the context of an
assessment of the perceived needs of the Board at that time:
•experience, background, skills, and diversity;
•personal qualities and characteristics, accomplishments,
and reputation in the business community;
•knowledge and contacts in the communities in which the
company conducts business and in the company’s industry
or other industries relevant to the company’s business;
•ability and willingness to devote sufficient time to serve on the Board and committees of the Board;
•knowledge and expertise in various areas deemed
appropriate by the Board; and
•how the individual’s skills, experience, and personality fit with those of other trustees in maintaining an effective,
collegial and responsive Board.
The Nominating and Corporate Governance Committee and the
Board have broad discretion to select trustee candidates who they believe will best serve the Board, the company and its
shareholders. When recommending trustee nominees, the
Nominating and Corporate Governance Committee considers
each nominee’s attendance record at our Board and committee
meetings, track record of engagement and contributions to our
Board. The Nominating and Corporate Governance Committee
also considers each nominee's other commitments and
responsibilities, including employment and service on other
public company boards, with a view to confirming that such other commitments and responsibilities will not adversely impact the ability of the nominees to satisfy the significant commitments required of our trustees. Refer to "How We Govern and are
Governed—Trustee Time Commitments" below for a discussion
of our policy regarding trustee service on other public company boards. The Nominating and Corporate Governance Committee
also considers shareholder input regarding their views on trustee engagement.
Identifying and Evaluating Nominees for Trustee. The
Nominating and Corporate Governance Committee periodically
assesses the appropriate size of the Board and whether any
vacancies on the Board are expected due to retirement or
otherwise. In the event that vacancies are anticipated, or
otherwise arise, the Nominating and Corporate Governance
Committee will consider various potential candidates for trustee.
Candidates may come to the attention of the Nominating and
Corporate Governance Committee through current Board
members, professional search firms, shareholders or other
persons. These candidates will be evaluated at meetings of the
Nominating and Corporate Governance Committee and may be
considered at any point during the year.
The Nominating and Corporate Governance Committee will
consider properly submitted shareholder nominations of
candidates for the Board in the same manner as other
candidates. Following verification of the shareholder status of persons proposing candidates, recommendations will be
aggregated and considered by the Nominating and Corporate
Governance Committee prior to the issuance of the proxy
statement for the annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a
trustee candidate, such materials are forwarded to the
Nominating and Corporate Governance Committee. The
Nominating and Corporate Governance Committee may also
review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating
and Corporate Governance Committee seeks to achieve a
balance of knowledge, experience and capability on the Board.
2025 Proxy Statement | 17
The Board and the Nominating and Corporate Governance
Committee will continue to consider additional qualified Board candidates to best support the success of the company’s long-
term strategy.
How We Are Organized
Our Board is led by the Chairperson, Matthew Hart, an
independent trustee.
Currently, the Board believes that having a separate Chairperson and Chief Executive Officer serves the interests of the company and its shareholders well. Our Board believes that this structure encourages open dialogue and competing views, which
promotes strong checks and balances. Mr. Hart’s prior
experience as a former president, chief operating officer and chief financial officer of several large public companies and his extensive public company board service are particularly valuable for his role as Chairperson. This structure also allows the Chief
Executive Officer to focus more specifically on overseeing the company’s day-to-day operations and long-term strategic
planning. If in the future the Board, after considering facts and circumstances at that time, appoints the Chief Executive Officer as Chairperson of the Board, we will promptly publicly disclose the appointment.
Our Board has three standing committees: the Audit Committee, the Human Capital and Compensation Committee, and the
Nominating and Corporate Governance Committee. Each of
these committees consists of at least three members, each of whom meets the applicable independence standards of the
NYSE. Matters put to a vote by any one of our three
independent committees of our Board must be approved by a
majority of the trustees on the committee who are present at a meeting, in person or as otherwise permitted by our bylaws, at which there is a quorum or by the unanimous written consent of the trustees serving on the committee. Additionally, our Board may from time to time establish other committees to facilitate the
Board’s oversight of management of the business and affairs of the company.
Each of the standing committees operates pursuant to a written charter which is reviewed and reassessed annually and that can be viewed on our website at www.amh.com under “Investor
Relations.” A copy of each may be obtained by sending a written request to the company’s Investor Relations Department at
AMH, 280 Pilot Road, Las Vegas, Nevada 89119, or submitting
an information request under “Investor Relations” on the
company’s website.
18 | AMH
Our three standing committees are described below, and the committee members and number of meetings held in 2024 are as follows:

Trustee	Audit Committee	Human Capital and Compensation Committee	Nominating and Corporate Governance Committee

Douglas Benham		Chair	Member

Michelle Kerrick	Chair

James Kropp	Member		Member

Lynn Swann	Member		Member

Winifred Webb		Member	Member

Jay Willoughby	Member	Member

Matthew Zaist		Member	Chair

Number of meetings in 2024:	4	5	4
Audit Committee. Our Board has affirmatively determined that each of the Audit Committee members meets the definition of
“independent trustee” for purposes of the NYSE rules and the independence requirements of Rule 10A-3 of the Exchange Act.
Our Board has also determined that each member of our Audit
Committee is financially literate and that two members, our Audit
Committee Chair Michelle Kerrick and James Kropp, qualify as an “audit committee financial expert” under SEC rules and
regulations. The Audit Committee’s principal functions consist of overseeing:
•the integrity of our consolidated financial statements and
financial reporting process;
•our systems of disclosure controls and procedures and
internal control over financial reporting;
•our compliance with financial, legal, and regulatory
requirements;
•the engagement and the evaluation of the qualifications,
independence, and performance of our independent
registered public accounting firm;
•review of all related party transactions in accordance with our Related Party Transaction Policy;
•the performance of our internal audit functions; and
•our overall risk exposure and management, including with
respect to the company’s risk assessment, risk
management, and risk mitigation policies and programs.
Human Capital and Compensation Committee. The Human
Capital and Compensation Committee’s principal functions
consist of supporting the Board in fulfilling its oversight
responsibilities relating to the following:
•reviewing and approving on an annual basis the corporate
goals and objectives relevant to our Chief Executive
Officer’s compensation, evaluating our Chief Executive
Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our
Chief Executive Officer based on such evaluation;
•reviewing and approving the compensation of our other
executive officers;
•reviewing our executive compensation policies and plans,
including the company’s clawback policies;
•implementing and administering our incentive and equity-
based compensation plans;
•reviewing and discussing with management the
Compensation Discussion and Analysis (“CD&A”) to be
included in the proxy statement and recommending to the
Board the inclusion of the CD&A in the company’s Annual
Report on Form 10-K and annual proxy statement;
•producing a report on executive compensation to be
included in our annual proxy statement;
•together with management, reviewing management’s
annual assessment of potential risks related to
compensation policies and practices applicable to all
employees;
•overseeing the advisory shareholder votes on the
company’s executive compensation programs and policies
and the frequency of such votes;
•reviewing, evaluating, and recommending changes, if
appropriate, to the remuneration for trustees;
•reviewing and reporting to the Board on the company’s
programs and practices for talent development and
maintaining the continuity of capable management,
including but not limited to succession planning for the
Chief Executive Officer and other senior executives; and
•overseeing the company’s human capital programs and
policies, including with respect to pay fairness and
employee health, safety and well-being, employee retention
and development, and employee inclusion.
2025 Proxy Statement | 19
The Human Capital and Compensation Committee may delegate
its authority to its members as it deems appropriate. However, any delegate shall report any actions taken by such delegate to the full Human Capital and Compensation Committee at its next regularly scheduled meeting.
During 2024, the Human Capital and Compensation Committee
made all compensation decisions for our executive officers,
including the named executive officers (“NEOs”), as set forth in the Summary Compensation Table below. For 2024, the Human
Capital and Compensation Committee retained Semler Brossy
Consulting Group (“Semler Brossy”) to serve as its independent, third-party compensation consultant. The Human Capital and
Compensation Committee considered Semler Brossy’s advice
on a range of compensation matters, including its assessment of labor market conditions and its consideration of enhancements to the 2025 compensation program, in each case as discussed
in more detail in “Executive Compensation” below.
Empowering a broad range of talent is a key priority for the company, and the Board and the Human Capital and
Compensation Committee are actively engaged in overseeing
the company’s people and culture. We recognize employee
engagement as a critical factor to our success, and we are
committed to creating and maintaining a great place to work with an inclusive culture, competitive benefits, and opportunities for training and growth. The Human Capital and Compensation
Committee periodically reviews and reports to the Board on the company’s programs for attracting, developing, and retaining key employees, including management development programs,
technology and skills training programs, employee health and well-being programs, and employee inclusion initiatives.
Compensation Committee Interlocks and Insider
Participation. None of our current Human Capital and
Compensation Committee members is or was an officer or
employee, or former officer or employee, of the company. None of our executive officers serve as a member of a board of
directors, board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or our Human Capital and Compensation Committee.
Oversight of Compensation Risks. In February 2025, the
Human Capital and Compensation Committee considered a
report from management concerning its review of potential risks related to employee compensation policies and practices. During its review, the Human Capital and Compensation Committee
discussed the report with senior management and discussed
management’s conclusion that the company’s compensation
policies and practices are not reasonably likely to have a
material adverse effect on the company.
To prepare the report for the Human Capital and Compensation
Committee’s consideration, members of our senior management
team, including our Chief Executive Officer, Chief Administrative
Officer and Chief Legal Officer and the Senior Vice President of
Human Resources, reviewed each of the company’s
compensation programs, focusing on employee incentive
compensation plans. At the completion of the review,
management and the Human Capital and Compensation
Committee concluded that there is little motivation or opportunity for employees to take undue risks to earn incentive
compensation awards, and that the incentive compensation
plans properly incentivize employees to achieve long-term goals and do not create undue risks for the company.
Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee’s
principal functions consist of:
•identifying, evaluating, and recommending to the Board the
trustee nominees for each annual shareholder meeting or
to fill any vacancy on the Board;
•identifying individuals qualified to become members of the
Board and ensuring that the Board has the requisite
expertise;
•overseeing the company's policies and procedures with
respect to the consideration of trustee candidates
recommended or nominated by shareholders;
•developing and recommending to the Board for its approval
qualifications for trustee candidates and periodically
reviewing these qualifications with the Board;
•reviewing the committee structure of the Board and
recommending trustees to serve as members or chairs of
each committee of the Board;
•overseeing Board succession planning;
•developing and recommending to the Board a set of
corporate governance guidelines for the Board and
periodically reviewing such guidelines and recommending
changes to the Board for approval as necessary;
•considering and advising the Board on any other
governance issues that may arise from time to time;
•overseeing the annual self-evaluations of the Board and
management;
•overseeing our Board’s compliance with our Code of
Business Conduct and Ethics;
•overseeing management’s efforts and activities with respect to our overall sustainability program; and
•overseeing the company’s political activities and
contributions, charitable contributions, and other public
policy matters.
20 | AMH
How We Govern and Are Governed
Governance Highlights. We have structured our corporate
governance in a manner we believe closely aligns our interests with those of our shareholders. Notable features of our corporate governance include:
•Annual election of all trustees
•Majority voting for trustees in uncontested elections
•Independent Chairperson
•Regular executive sessions of non-management trustees
•Trustee retirement policy
•Shareholder voting power aligns with economic interest
•Anti-pledging, anti-hedging and anti-short sale policies
•Compensation clawback policy
•Double-trigger vesting for time-based equity awards
•Robust share ownership guidelines
Governance Documents. The framework of our corporate
governance is set forth in our charter and bylaws and in the following documents:
•Corporate Governance Guidelines that outline the Board’s
overall governance practices
•Charters of the Audit, Human Capital and Compensation,
and Nominating and Corporate Governance Committees
•The Code of Business Conduct and Ethics applicable to
trustees, officers and all employees
•Code of Ethics for Senior Financial Officers
•Related Party Transaction Policy
•Share Ownership Policy
•Public Policy and Political Engagement Policy
•Policy on Inside Information and Insider Trading
The Corporate Governance Guidelines and the Code of
Business Conduct and Ethics are reviewed at least annually by the Nominating and Corporate Governance Committee, which
considers whether to recommend any changes to the Board.
Each Board committee reviews its charter at least annually. The company’s Code of Business Conduct and Ethics, the Corporate
Governance Guidelines and the Board committee charters are
available on the company’s website, www.amh.com, under
“Investor Relations.” A copy of each may be obtained by sending a written request to the company’s Investor Relations
Department at AMH, 280 Pilot Road, Las Vegas, Nevada 89119,
or submitting an information request under “Investor Relations”
on the company’s website. Our Policy on Inside Information and
Insider Trading is filed as an exhibit to our Annual Report on
Form 10-K for the year ended December 31, 2024. Any
amendments or waivers to the Code of Business Conduct and
Ethics for trustees or executive officers may be made only by the
Nominating and Corporate Governance Committee of our Board
and will be disclosed on the company’s website or other
appropriate means in accordance with applicable SEC and
NYSE requirements.
Board Leadership. The Chairperson presides at meetings of all non-management trustees in executive session without the
presence of management. These meetings are held on a regular basis, generally before or after each regularly scheduled Board meeting and at the request of any non-management trustee. In addition, the independent trustees meet separately at least once annually. These sessions are designed to encourage open
Board discussion of any matter of interest without our Chief
Executive Officer or any other members of management present.
The Chairperson: (1) reviews the agendas for each Board
meeting and strategic planning session and may bring items
pertinent to the advisory and monitoring functions of the Board to the full Board for review and/or decision; (2) in conjunction with the Nominating and Corporate Governance Committee, assists
in the recruitment and selection of new trustees; (3) evaluates, along with the members of the Human Capital and
Compensation Committee, the performance of the Chief
Executive Officer; (4) consults with the Chief Executive Officer as to hiring other executive officers, as well as strategic planning and succession planning for the Chief Executive Officer; (5) is regularly apprised of material shareholder inquiries and is
involved in responding to these inquiries as appropriate; (6) may, along with other Board members, engage in communications
with shareholders and other stakeholders, including at our
annual meetings; (7) regularly engages with the Chief Executive
Officer, chairs of Board committees, and other members of the
Board regarding issues related to Board structure; and (8) when necessary or appropriate, communicates with other non-
management and independent trustees and calls meetings of
the non-management and independent trustees.
Board and Committee Meetings and Attendance. The Board
meets at regularly scheduled intervals and may hold additional special meetings as necessary or desirable in furtherance of its oversight responsibilities. As described above, the non-
management trustees generally meet in executive session
without the presence of management as part of each regularly scheduled Board meeting. The sessions are intended to
encourage open discussion of any matter of interest without the
Chief Executive Officer or any member of management present.
During 2024, the Board held five meetings and the Board
committees held thirteen meetings. During 2024 all trustees
attended 75% or more of the meetings held by the Board and
committees of the Board on which each trustee served. Eleven trustees attended the virtual 2024 Annual Meeting of
Shareholders. Trustees are encouraged, but not required, to
attend the Annual Meeting.
Trustee Time Commitments. Although the company
recognizes that there may be a benefit to the company as a
result of trustees broadening their experience by serving on corporate boards, it is important that each trustee have the requisite time to devote to the oversight of the company’s
business. For that reason, our Corporate Governance
Guidelines include restrictions on our trustees serving on other public company boards. Unless otherwise approved by the
Board, a trustee who also serves as an executive officer of the company may not serve on more than one public company
board in addition to the company’s Board. A trustee who also serves as an executive officer of another public company may not serve on another public company board other than the board of the company for which they serve as an executive officer.
Trustees that are not executive officers of the company or
another public company may not serve on more than three
boards of other public companies in addition to the Board. In recognition of the enhanced time commitments associated with membership on a public company’s audit committee, no member
2025 Proxy Statement | 21
of the Audit Committee may serve simultaneously on audit
committees of more than two other public companies.
On an annual basis, when determining the recommended slate
of trustee nominees for the Annual Meeting, the Nominating and
Corporate Governance Committee considers each nominee's
other commitments and responsibilities, including employment and service on other public company boards, with a view to
confirming that such other commitments and responsibilities will not adversely impact the ability of the nominees to satisfy the significant commitments required of our trustees.
In addition, when a trustee's principal occupation or business association changes, our Corporate Governance Guidelines
require that such trustee promptly informs the Board of such change, and that the Nominating and Corporate Governance
Committee will consider such information. If it determines that the change in the trustee's responsibilities or associations are likely to impair the trustee's ability to effectively serve on the
Board, the Nominating and Corporate Governance Committee or
the Board may ask the trustee to tender his or her resignation.
Board Responsibilities and Oversight of Risk Management.
The Board oversees the company’s risk management and has
delegated to the Audit Committee the responsibility to assist the
Board with oversight of the company’s overall risk profile,
including the company’s risk assessment, risk management and risk mitigation policies and programs. The Audit Committee
regularly receives presentations (generally quarterly) from
management on areas of risk facing our business and the Audit
Committee, in turn, regularly reports to the Board on these
matters. Members of our legal and finance teams that have
primary responsibility for our public disclosures, including risk disclosures, attend these meetings. The Audit Committee and
Board consider short-term, medium-term and long-term risks in exercising their oversight responsibilities and consider the immediacy of the risk in assessing mitigation strategies. The
Audit Committee and Board consult with outside advisors and
experts on risk matters when necessary.
In addition, the Board is further assisted in its risk oversight responsibilities by the standing Board committees, which have assigned areas of oversight responsibility for various matters as described in the Board committee charters and as provided in the NYSE rules. These oversight responsibilities are
summarized below.
Board
•Overall oversight of the risk management process
•Development of business strategy and major resource
allocation
•Leadership of management succession planning
•Business conduct and compliance oversight
•Receipt of regular reports from Board committees on
specific risk oversight responsibilities
22 | AMH
Board Committees

Audit Committee Oversight of Risk	Human Capital and Compensation Committee Oversight of Risk	Nominating and Corporate Governance Committee Oversight of Risk
•Oversight of enterprise risk
management activities, including the
company’s risk assessment, risk
management, and risk mitigation
policies and programs
•Oversight of accounting and financial
reporting
•Oversight of integrity of financial
statements
•Oversight of compliance with legal
and regulatory requirements
applicable to accounting and financial
reporting processes
•Oversight of the company’s policies
and procedures with respect to
cybersecurity risk management
•Oversight of the performance of the
internal audit function
•Oversight of the effectiveness of
internal controls
•Oversight of registered public
accounting firm’s qualifications,
performance, and independence
•Oversight of non-GAAP measures
•Oversight of quantitative
environmental and social measures in
SEC periodic reports
•Review of proposed swaps and equity
and debt hedging transactions

•Oversight of compensation related
risks and overall philosophy
•Oversight of regulatory compliance
with respect to compensation matters
•Oversight of the company’s human
capital programs and policies,
including with respect to pay fairness
and employee well-being, employee
retention and development, and
employee inclusion

•Oversight of overall corporate
governance leadership
•Provides recommendations regarding
Board and committee composition
•Oversight of Board succession
planning
•Oversight of our overall sustainability
program, including regulatory
compliance, environmental
sustainability, and corporate
governance initiatives
•Oversight of our political activities and
contributions, charitable contributions,
and other public policy matters
•Oversight of the evaluation of the
Board and management

Management
•Identify material risks
•Implement appropriate risk management strategies
•Integrate risk management into our decision-making process
•Ensure that information with respect to material risks is transmitted to senior executives and the Board
2025 Proxy Statement | 23
Risk Areas

Strategic	Operational	Financial	Legal, Regulatory and Compliance
•Reputation •Market Dynamics •Acquisitions and Dispositions •Development •Climate Change	•Sales and Marketing •Service and Delivery •Information Systems and Cybersecurity •Infrastructure and Assets •Hazards and Weather •People	•Financial Reporting and Internal Controls •Capital Structure •Market •Liquidity and Credit •Tax •Insurance	•Compliance with Laws •Litigation •Environmental Management System •Social including human rights •Corporate Governance policies and practices
Management Succession Planning
The Board considers management succession planning as one
of its most important responsibilities. The Board periodically evaluates succession planning for the Chief Executive Officer role and other senior executive roles so as to facilitate smooth transitions of leadership. The Board is assisted in these efforts by the Chairperson, the Chief Executive Officer, and the Human
Capital and Compensation Committee. In accordance with its
charter, the Human Capital and Compensation Committee
reviews and reports to the Board on the company's programs
and practices for talent development and maintaining the
continuity of capable management. In recent years, the Human
Capital and Compensation Committee has set management
succession planning as an individual goal on which our NEO's performance-based cash incentive awards have been partially
based.
The recently completed Chief Executive Officer succession
illustrates the Board's focus on management succession
planning. Pursuant to the Board's plan, in February 2024, the company announced that Mr. Singelyn would retire as Chief
Executive Officer on December 31, 2024 with Mr. Smith
succeeding him as Chief Executive Officer on January 1, 2025,
permitting a nine-month period for an orderly transition. To further ensure a smooth transition, Mr. Singelyn will continue to serve as an advisor through June 2025.
Cybersecurity Risk
Given the critical nature of data privacy and cybersecurity, we have developed strong risk management and oversight
procedures. The Audit Committee, which consists solely of
independent trustees, oversees cybersecurity risks, including through quarterly updates from our Chief Technology Officer and
Vice President of Information Security, who leads our dedicated cybersecurity team, and other members of our executive
leadership team. The Audit Committee and our Board also
conduct a full review of cybersecurity annually and consider cybersecurity as part of our business strategy, financial planning and capital allocation, particularly for IT procurement.
In recent years, we have been focused on ensuring we have
trustees with cybersecurity risk oversight experience as a part of our Board. Currently four members of our Board have
information security experience, including Ms. Webb, who
earned a CERT Certificate in Cybersecurity Oversight issued by the National Association of Corporate Directors and Carnegie
Mellon University, and Mr. Hart, who has information security expertise from his prior executive experience. See “Governance
Framework—How We Are Selected, Elected, Evaluated and
Refreshed” above for more information about our trustee
nominees.
Please see our Annual Report on Form 10-K for the year ended
December 31, 2024 for more information on our processes and
procedures for addressing and managing cybersecurity risks.
Public Policy and Political Engagement
Our Nominating and Corporate Governance Committee
oversees the company’s public policy and political engagement activities, including political contributions. In order to facilitate informed decision-making and accountability with respect to the company’s political and charitable contributions, the Nominating and Corporate Governance Committee has adopted a Public
Policy and Political Engagement Policy that applies to
contributions or expenditures of corporate funds to various
political entities (including political candidates and parties and political action committees). The policy provides that political contributions by the company must adhere to all applicable laws and regulations and be made in a manner consistent with the
company’s core values and to enhance shareholder value,
without regard to the personal political preferences of company officers or trustees. The policy requires that all such
expenditures be reported to the Nominating and Corporate
Governance Committee. We also maintain a political action
committee (“PAC”) that is registered with the Federal Election
Commission. The PAC makes political contributions on a
bipartisan basis to political parties, political committees and candidates that support policies and positions important to the company. The contributions made by the PAC are not funded by corporate funds but are fully funded by voluntary contributions made by company leaders.
24 | AMH
How We Are Paid
Our Board has established a compensation program for our non-
management trustees that includes a mix of cash and equity
compensation. The Human Capital and Compensation
Committee, with the input and support of Semler Brossy, the
independent compensation consultant to the Human Capital and
Compensation Committee, annually evaluates the adequacy of
the trustee compensation program.
Retainers. For 2024, the annual cash compensation for non-
management trustees was unchanged from 2023 and consisted
of the following components:
•an annual cash retainer of $80,000;
•an additional annual cash retainer of $50,000 for the
Chairperson;
•an additional annual cash retainer of $30,000 to the chair of the Audit Committee;
•an additional annual cash retainer of $20,000 to the chairs of the Human Capital and Compensation Committee and
Nominating and Corporate Governance Committee;
•an additional annual cash retainer of $11,500 to the other
members of the Audit Committee; and
•an additional annual cash retainer of $7,000 to the other
members of the Human Capital and Compensation
Committee and Nominating and Corporate Governance
Committee.
The company also reimburses non-management trustees for
reasonable out-of-pocket expenses incurred in the performance of their duties as trustees, including without limitation, travel expenses in connection with their attendance in-person at Board and committee meetings. Trustees who are employees do not
receive any compensation for their services as trustees.
Equity Awards. On the date of the 2024 Annual Meeting, each
non-management trustee received an award of restricted share units (“RSUs”) with a value of $150,000 as determined by the closing price on the NYSE of the company’s Class A common
shares on the date of grant. Awards for new non-management
trustees and the annual grants to non-management trustees vest in full one year from the date of grant.
Trustee Compensation Table. The following table presents
information relating to the total compensation of our non-
employee trustees for the fiscal year ended December 31, 2024.
Mr. Singelyn did not receive any compensation for his service as trustee in 2024. Mr. Singelyn’s compensation as our former Chief
Executive Officer is described in the “Executive Compensation”
section below.

Name	Paid in Cash	Stock Awards(1)(2)	Total

Matthew Hart	$130,000	$150,000	$280,000

Douglas Benham	$107,000	$150,000	$257,000

Jack Corrigan	$80,000	$150,000	$230,000

David Goldberg	$80,000	$150,000	$230,000

Tamara Gustavson	$80,000	$150,000	$230,000

Michelle Kerrick	$110,000	$150,000	$260,000

James Kropp	$98,500	$150,000	$248,500

Lynn Swann	$98,500	$150,000	$248,500

Winifred Webb	$94,000	$150,000	$244,000

Jay Willoughby	$98,500	$150,000	$248,500

Matthew Zaist	$107,000	$150,000	$257,000
(1)RSU awards valued at the closing share price on the NYSE of $36.07 per share for Class A common shares on May 10, 2024, which was the date of grant for all trustees. The value of the stock awards is computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting
Standards Codification (“ASC”) Topic 718.
(2)As of December 31, 2024, each non-management trustee had the following number of fully vested and exercisable options outstanding: Messrs.
Hart, Benham and Kropp and Ms. Gustavson each held a total of 30,000; and Ms. Webb and Mr. Willoughby each held a total of 10,000. In addition, as of December 31, 2024, each non-management trustee held a total of 4,159 restricted share units which vest in full on May 10, 2025.
2025 Proxy Statement | 25
Share Ownership Policy. Our share ownership policy approved
by the Board applies to each of our executive officers and
trustees and is intended to align their interests with the interests of the company’s shareholders. Each non-management trustee
covered by the policy is expected to own Class A common
shares and equivalents (including Class A partnership units that are convertible into Class A common shares and RSUs that are only subject to time vesting) of the company with an aggregate market value of five times the previous year annual cash retainer
(excluding any Board committee fees). Additionally, each non-
management trustee covered by the policy is expected to
establish an initial beneficial ownership position of Class A common shares and equivalents within one year of his or her
appointment to the Board and to be in full compliance within five years of becoming subject to the policy. Securities that have been pledged, unvested performance-based RSUs and shares
underlying vested or unvested options are not counted for
purposes of the policy. For information regarding requirements for executive officers, see “Executive Officer Share Ownership and Other Compensation Policies—Executive Officer Share
Ownership Policy” below.
All of our trustees are in compliance with the policy. If a non-
management trustee is ever not in compliance with the policy
(other than solely as a result of decreases in Class A common share market price), the non-management trustee must retain
100% of the Class A common shares and equivalents
beneficially owned and subsequently awarded by the company
(other than sales to cover withholding taxes owed in connection with equity awards or option exercise costs) until the non-
management trustee is in compliance with the policy.
The Human Capital and Compensation Committee has the
authority to administer and interpret, to monitor compliance with and to make all determinations regarding the share ownership policy.
How You Can Communicate With Us
We value and actively solicit feedback from our shareholders. During fiscal year 2024, management met with approximately 200 institutional investors at virtual conferences, non-deal roadshows, and industry calls.
We encourage all shareholders to contact our investor relations team with any questions or comments by:
•Email: investors@amh.com
•Website: Visit www.amh.com under "Investor Relations"
•Mail: Write to AMH, Attn: Investor Relations, 280 Pilot Road, Las Vegas, NV 89119
•Telephone: Call 855-794-2447
The Board also welcomes feedback from shareholders and other interested parties. We receive a large volume of correspondence regarding a wide range of subjects each day, including correspondence relating to ordinary business operations. As a result, our individual trustees are often not able to respond to all communications directly. Therefore, the Board has established a process for managing communications to the Board and individual trustees. Any shareholder communication to the Board should be addressed to:
Board of Trustees, c/o Corporate Secretary, AMH, 280 Pilot Road, Las Vegas, Nevada 89119. Communications that are intended for a specified individual trustee or group of trustees should be addressed to the trustee(s) c/o Corporate Secretary at the above address, and all such communications received will be forwarded to the designated trustee(s).
26 | AMH

Proposal 2

Ratification of Independent Registered Public Accounting Firm

2025 Proxy Statement | 27
Board
Recommendation
The Board unanimously
recommends that you
vote "FOR" the ratification of
the appointment of
Ernst & Young LLP as
the company's independent
registered public accounting
firm for fiscal year 2025.
28 | AMH
The Audit Committee is responsible for appointing the
company’s independent registered public accounting firm. Ernst
& Young LLP (“EY”) was first appointed as the company’s
independent registered public accounting firm in August 2016. In
February 2025, the Audit Committee re-appointed EY to serve as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board believes that the selection of EY is in the best interest of the company and its shareholders and recommends that shareholders ratify the Audit Committee’s appointment of EY as the independent
registered public accounting firm.
Although we are not required to seek ratification of the
appointment of EY, the Board believes that doing so is a matter of good corporate governance. Even if the appointment of EY is ratified by the shareholders, the Audit Committee, in its
discretion, may change the appointment at any time during the year if it determines that a change would be in the best interest of the company and its shareholders. If shareholders do not
ratify the appointment of EY, the Audit Committee will reconsider its selection but may determine to confirm the appointment.
Representatives from EY will be in attendance at the Annual
Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to
appropriate questions.
Audit and Non-Audit Fees
The following table shows the fees billed to the company by EY for audit and other services provided for fiscal years 2024 and 2023:

	2024	2023

Audit fees (1)	$1,873,750	$1,765,774

Audit-related fees (2)	35,000	–

Tax fees	–	–

All other fees	–	–

Total	$1,908,750	$1,765,774
(1)Audit fees represent fees for professional services provided in connection with the integrated audit of the company’s annual financial statements and internal control over financial reporting, reviews of the interim financial statements included in the company’s quarterly reports on Form 10-Q, professional services related to the company’s registration statements, securities offerings and related SEC correspondence, and audits of certain of the company’s subsidiaries and unconsolidated joint ventures.
(2)Audit-related fees include fees for attestation reports on sustainability metrics.
Auditor Independence: The Audit Committee has determined
that the provision of the services described above is compatible with maintaining the independence of the company’s
independent registered public accounting firm.
Policy to Approve Services of Independent Registered
Public Accounting Firm: The Audit Committee has adopted an
Audit and Non-Audit Services Pre-Approval Policy relating to services performed by the company’s independent registered
public accounting firm. Pursuant to the Audit and Non-Audit
Services Pre-Approval Policy, all audit and permissible non-audit services must be separately pre-approved by the Audit
Committee. The Audit Committee has delegated authority to its
Chairperson to specifically pre-approve engagements for the
performance of audit and permissible non-audit services, for which the estimated cost for all such services shall not exceed
$200,000 prior to reporting such pre-approved engagements to the Audit Committee.
The Chairperson must report all pre-approval decisions to the
Audit Committee at its next scheduled meeting for review and provide a description of the terms of the engagement, including:
•the type of services covered by the engagement;
•the dates the engagement is scheduled to commence and
terminate;
•the estimated fees payable by us pursuant to the
engagement;
•other material terms of the engagement; and
•such other information as the Audit Committee may
request.
Under this policy, the Audit Committee pre-approved all services performed by EY during 2024, including those listed in the table above.
2025 Proxy Statement | 29
Audit Committee Report
The Audit Committee operates pursuant to a charter that is
reviewed annually by the Audit Committee. A brief description of the primary responsibilities of the Audit Committee is included in this proxy statement under the caption “Governance Framework
—How We Are Organized—Audit Committee.” In addition to the
accounting and financial reporting matters addressed below, the
Audit Committee’s responsibilities include oversight of the
company’s risk management program.
The Audit Committee’s responsibilities include appointing the company’s independent registered public accounting firm, pre-
approving audit and non-audit services provided by the firm and assisting the Board in providing oversight to the company’s
financial reporting process. In fulfilling its oversight
responsibilities, the Audit Committee meets with the company’s independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal
controls and financial reporting matters.
Management is responsible for the company’s financial
statements, including the estimates and judgments on which
they are based, for maintaining effective internal controls over financial reporting and for assessing the effectiveness of internal controls over financial reporting. The independent registered public accounting firm is responsible for performing an
independent audit of the company’s consolidated financial
statements in accordance with the standards of the Public
Company Accounting Oversight Board (United States)
(“PCAOB”) and for issuing a report thereon. It is not the Audit
Committee’s responsibility to plan or conduct audits or to
determine that the company’s financial statements and
disclosures are complete, accurate and in accordance with U.S.
generally accepted accounting principles and applicable laws, rules and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes and the Audit Committee
necessarily relies on the work and assurances of the company’s management and of the company’s independent registered
public accounting firm.
As part of its oversight responsibilities related to the company’s financial statements included in the company’s Annual Report on
Form 10-K, the Audit Committee met with management and EY,
the company’s independent registered public accounting firm, and reviewed and discussed with them the audited consolidated financial statements. Management represented to the Audit
Committee that the company’s consolidated financial statements were prepared in accordance with U.S. generally accepted
accounting principles. The Audit Committee discussed with EY the matters required to be discussed by the applicable
requirements of the PCAOB.
The Audit Committee also discussed with EY the overall scope and plans for the annual audit, the results of their procedures, including critical audit matters addressed during the audit, examinations, their evaluation of the company’s internal controls and the overall quality of the company’s financial reporting.
The company’s independent registered public accounting firm
also provided to the Audit Committee the written disclosures and the letter required by the applicable rules of the PCAOB, and the
Audit Committee discussed with the independent registered
public accounting firm that firm’s independence. In addition, the
Audit Committee has considered whether the independent
registered public accounting firm’s provision of non-audit
services to the company and its affiliates is compatible with the firm’s independence.
The Audit Committee met with representatives of management,
internal audit, legal counsel and the company’s independent
registered public accounting firm on a regular basis throughout the year to discuss the progress of management’s testing and evaluation of the company’s system of internal control over
financial reporting in response to the applicable requirements of the Sarbanes-Oxley Act of 2002 and related SEC regulations. At the conclusion of this process, the Audit Committee received from management its assessment and report on the
effectiveness of the company’s internal controls over financial reporting. In addition, the Audit Committee received from EY its assessment of and opinion on the company’s internal control
over financial reporting as of December 31, 2024. The Audit
Committee reviewed and discussed the results of management’s assessment and EY’s audit.
In reliance on the reviews and discussions referred to above, the
Audit Committee recommended to the Board, and the Board has
approved, that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC. The Audit
Committee also approved the appointment of EY as the
company’s independent registered public accountants for the
fiscal year ending December 31, 2025 and recommended that
the Board submit this appointment to the company’s
shareholders for ratification at the Annual Meeting.
THE AUDIT COMMITTEE
Michelle Kerrick, Chair
James Kropp
Lynn Swann
Jay Willoughby
30 | AMH
Principal Shareholders
Share Ownership of 5% or Greater Beneficial Owners
The following table sets forth information regarding the beneficial ownership of our common shares and common shares into which units in American Homes 4 Rent, L.P., our operating partnership (“OP units”), may be exchangeable by each person known by us to be the beneficial owner of 5% or more of our common shares and OP units as of December 31, 2024.

Name and Address	Number of Common Shares Beneficially Owned (1)	Number of Common Shares and OP Units Beneficially Owned (2)	Percentage of All Common Shares Beneficially Owned (1)	Percentage of All Common Shares and OP Units Beneficially Owned (2)

The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	44,578,702	44,578,702	12.06%	10.59%
BlackRock, Inc. (4) 50 Hudson Yards New York, NY 10001	43,954,877	43,954,877	11.89%	10.44%
Tamara H. Gustavson (5) c/o Malibu Management 22917 Pacific Coast Highway, Suite 300 Malibu, CA 90265	21,456,321	21,456,321	5.80%	5.10%
Norges Bank (The Central Bank of Norway) (6) Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	23,288,637	23,288,637	6.30%	5.53%
HF Investments 2010, LLC (7) c/o Malibu Management 22917 Pacific Coast Highway, Suite 300 Malibu, CA 90265	6,645,581	54,765,472	1.80%	13.01%
(1)Assumes a total of 368,987,993 Class A and 635,075 Class B common shares are outstanding as of December 31, 2024. All Class B common shares are held by HF Investments 2010, LLC (“HF LLC”).
(2)Assumes a total of 369,623,068 common shares and 51,376,980 OP units (which OP units may be redeemed for cash or, at our option, exchanged for our Class A common shares) are outstanding as of December 31, 2024, excluding OP units held by the company.
(3)This information is as of December 31, 2023 and is based on the most recent Schedule 13G/A filed on February 13, 2024 by The Vanguard Group as investment advisor to report that it has shared voting power with respect to 453,424 Class A common shares, sole dispositive power with respect to 43,859,880 Class A common shares and shared dispositive power with respect to 718,822 Class A common shares.
(4)This information is as of December 31, 2024 and is based on the most recent Schedule 13G/A filed on February 5, 2025 by BlackRock, Inc. to report that it has sole voting power with respect to 41,153,356 Class A common shares and sole dispositive power with respect to 43,954,877 Class A common shares.
(5)Includes 30,000 shares underlying stock options that have vested as of December 31, 2024. Does not include any shares held by (i) HF LLC which is comprised of trusts established by B. Wayne Hughes, for certain of his heirs, including the children of Ms. Gustavson or (ii) other trusts formed by
B. Wayne Hughes for which Ms. Gustavson currently serves as trustee. These shares are reported separately in this table.
(6)This information is as of December 31, 2023 and is based on the most recent Schedule 13G/A filed on February 13, 2024 by Norges Bank to report that it has sole voting power with respect to 21,967,376 Class A common shares, sole dispositive power with respect to 21,967,376 Class A common shares and shared dispositive power with respect to 1,321,261 Class A common shares.
(7)HF LLC is comprised of trusts established by B. Wayne Hughes for certain of his heirs. Anita McIntyre, an officer of Malibu Management, Inc., a corporation 50% owned by Ms. Gustavson, is the sole manager of HF LLC. As the sole manager of HF LLC, Ms. McIntyre has voting and dispositive power over the common shares and OP units directly owned by HF LLC and may be deemed to have beneficial ownership over such securities. Ms.
Gustavson disclaims beneficial ownership of all common shares and OP units owned by HF LLC. The HF LLC ownership interests disclaimed by
Ms. Gustavson include:
(i)6,010,506 Class A common shares;
(ii)635,075 Class B common shares (for voting purposes, each Class B common share entitles the holder to 50 votes on all matters on which the holders of Class A common shares are entitled to vote); and
(iii)48,119,891 Class A units issued by our operating partnership (“Class A units”).
2025 Proxy Statement | 31
Share Ownership of Trustees and Management
The following table sets forth information, as of March 3, 2025, regarding the beneficial ownership of our common shares and common shares into which OP units may be exchangeable by (1) each of our NEOs, (2) each of our trustees and (3) all of our executive officers and trustees as a group. Except as otherwise indicated, each trustee and executive officer has sole voting and investment power over his or her shares.

Name	Number of Common Shares Beneficially Owned (1)	Number of Common Shares and OP Units Beneficially Owned (2)	Percentage of All Common Shares Beneficially Owned (3)	Percentage of All Common Shares and OP Units Beneficially Owned (3)

Matthew Hart (5)	74,441	74,441	*	*
Bryan Smith (5)	155,628	155,628	*	*
Douglas Benham (5)	52,376	64,584	*	*
Jack Corrigan	196,031	896,031	*	*
David Goldberg	50,877	590,943	*	*
Tamara Gustavson (5)(6)	21,456,321	21,456,321	5.80%	5.09%
Michelle Kerrick	14,350	14,350	*	*
James Kropp (5)	77,512	77,512	*	*
Chris Lau (5)	79,064	79,064	*	*
David Singelyn (4)	451,725	1,701,725	*	*
Lynn Swann	27,368	27,368	*	*
Sara Vogt-Lowell (5)	118,990	118,990	*	*
Winifred Webb (5)	28,054	28,054	*	*
Jay Willoughby (5)	28,054	28,054	*	*
Matthew Zaist	18,866	18,866	*	*
All trustees and executive officers as a group (15 persons) (4)(5)(6)	22,829,657	25,331,931	6.17%	6.01%
*Represents less than 1.0%
(1)Includes Class A common shares held of record or beneficially by members of the immediate family of executive officers and trustees of the company.
(2)OP units may be redeemed for cash or, at our option, exchanged for our Class A common shares.
(3)Assumes 369,525,121 Class A common shares, 635,075 Class B common shares and 51,376,980 OP units are outstanding as of March 1, 2025, excluding OP units held by the company.
(4)Mr. Singelyn has pledged 1,000,000 Class A partnership units and 175,000 Class A common shares to secure a personal loan that was indirectly used to finance his initial investment in the company. This pledge is grandfathered under the company's insider trading policy, which prohibits any new pledges.
(5)Includes the following vested stock options that have vested as of March 1, 2025: 42,500 for Ms. Vogt-Lowell, 30,000 for Messrs. Hart, Smith,
Benham and Kropp and Ms. Gustavson, 10,000 for Ms. Webb and Mr. Willoughby and 2,500 for Mr. Lau.
(6)Does not include any shares held by HF LLC, which is comprised of trusts established by B. Wayne Hughes for certain of his heirs, including the children of Ms. Gustavson. Ms. Gustavson disclaims any beneficial ownership of the shares and units held by HF LLC. HF LLC ownership interests include:
(i)6,010,506 Class A common shares;
(ii)635,075 Class B common shares issued (for voting purposes, each Class B common share entitles the holder to 50 votes on all matters on which the holders of Class A common shares are entitled to vote); and
(iii)48,119,891 Class A units.
32 | AMH
Executive Officer Share Ownership
and Other Compensation Policies
Executive Officer Share Ownership
Policy
Our share ownership policy approved by the Board is intended to align the interests of our executive officers and trustees with the interests of the company’s shareholders. For information regarding requirements for trustees, see “How We Are Paid—
Share Ownership Policy” above. The policy applies to the
company’s Chief Executive Officer and other Section 16
executive officers. Each person covered by the policy is
expected to own Class A common shares and equivalents
(including Class A partnership units that are convertible into
Class A common shares and unvested RSUs that are only
subject to time vesting) of the company with an aggregate
market value of:
•Six times the previous year annual base salary for the Chief
Executive Officer; and
•Three times the previous year annual base salary for the
other executive officers.
Securities that have been pledged, unvested performance-based
RSUs (“PSUs”) and shares underlying vested or unvested
options are not counted for purposes of the policy.
All of our NEOs have met the ownership thresholds described
above and are in compliance with the policy. Each executive
officer covered by the policy is expected to establish an initial beneficial ownership position of Class A common shares and
equivalents within one year of his or her appointment to the position that results in the application of the policy and to be in full compliance within five years of becoming subject to the policy. Executive officers already subject to the policy that become subject to increased ownership requirements as a result of a promotion are expected to be in compliance with the
increased threshold by the fifth anniversary of the promotion.
If an executive officer is not in compliance with the policy (other than solely as a result of decreases in Class A common share market price), the executive officer must retain 100% of the
Class A common shares and equivalents beneficially owned and subsequently awarded by the company (other than sales to
cover withholding taxes owed in connection with such equity
awards or option exercise costs) until the executive officer is in compliance with the policy.
The Human Capital and Compensation Committee has the
authority to administer and interpret, to monitor compliance with and to make all determinations regarding the share ownership policy.
Clawback Policy
The Executive Officer Performance-Based Compensation
Recovery Policy applies to our executive officers, our principal accounting officer and any other employee who may from time to time be deemed subject to the policy by the Human Capital and
Compensation Committee. The policy provides for mandatory
clawback in certain situations in compliance with SEC and NYSE rules. Specifically, in the event the company’s financial results are restated due to material noncompliance with any financial reporting requirement, the company is required (except in limited circumstances) to recover the amount of excess incentive
compensation received by any covered officer.
The clawback period covers the three completed fiscal years
preceding the date the company determines that the company is required to prepare an accounting restatement. Excess incentive compensation is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure that was in excess of the amount that such covered officer would have received taking into account the
restated financial results. The Human Capital and Compensation
Committee administers the policy which is available on the
Investor Relations section of our website and has been filed as an exhibit to our Annual Report on Form 10-K for the year ended
December 31, 2024.
Policy on Inside Information and Insider
Trading
The Board has adopted the Policy on Inside Information and
Insider Trading that governs the purchase, sale, and/or other disposition of the company’s securities by trustees, officers, and employees. The policy is reasonably designed to promote
compliance with insider trading laws, rules, and regulations, and
NYSE listing standards. A copy of the policy was filed as Exhibit
19.1 to our Annual Report on Form 10-K for the year ended
December 31, 2024. Transactions by the company in its own
securities are monitored by internal and external legal counsel for compliance with applicable securities laws.
2025 Proxy Statement | 33
Anti-Hedging and Anti-Pledging Policy
The anti-hedging provisions of our insider trading policy prohibit trustees, officers and employees from directly or indirectly engaging in hedging against future declines in the market value of any securities of the company. This would cover the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.
In 2022, we amended our insider trading policy to adopt anti-
pledging provisions, which prohibit trustees, officers and
employees from any new pledge of company securities after the effective date of the amendment, including holding company
securities in a margin account or otherwise pledging company securities as collateral for a loan.
In 2012, to finance his acquisition of interests in the company’s former sponsor, AH LLC, Mr. Singelyn obtained loans secured by a pledge of a portion of his holdings of common shares and
operating partnership units. These loans were subsequently
refinanced with a loan from a third party lender subject to a similar pledge. Our Board recognizes that this pledge originated with Mr. Singelyn’s initial investment in founding the company and that maintaining this pledge facilitates liquidity and financial flexibility for Mr. Singelyn while enabling him to maintain his significant ownership interest in the company. The Board has determined that the pledge (i) does not present a significant risk of lender foreclosure or an unexpected sale of a large volume of shares on the open market, (ii) is not part of a hedging strategy and (iii) is unlikely to result in adverse effects to shareholders. In addition, the Board has considered the fact that Mr. Singelyn owns a significant number of unpledged Class A common shares and equivalents and that such unpledged equity satisfies the requirements of our share ownership policy. This pledge was
grandfathered under the amendments to the insider trading
policy adopted in 2022 and no new pledges are permitted.
Waivers of these prohibitions are not permitted under the policy.
The objective of this policy is to further enhance alignment between the interests of our trustees, officers and employees and those of our shareholders.
34 | AMH
Executive Officers
Our Executive Officers
Set forth below is biographical information regarding each of our current executive officers. Our executive officers are appointed annually by, and serve at the discretion of, the Board. There are no family relationships between any of the executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Bryan Smith Age: 51 Trustee since: 2025	Chief Executive Officer and Trustee

Background
•AMH, Chief Executive Officer (since 2025);
Chief Operating Officer (2019-2024); Executive
Vice President and President of Property
Management (2015-2019); Senior Vice
President and Director of Property Management
(2012-2015)
• American Homes 4 Rent Advisor, LLC (our
former manager), Senior Vice President of
Acquisitions
• Tax Review Group, Partner
•Watermark Group, Partner and CFO
•Deloitte & Touche LLP, Senior
Education • B.A., University of California, Los Angeles •M.B.A., UCLA Anderson School of Management •Certified Public Accountant (inactive)

Chris Lau Age: 43	Chief Financial Officer and Senior Executive Vice President

Background
• AMH, Chief Financial Officer and Senior
Executive Vice President (since 2024); Chief
Financial Officer (2018-2024); Vice President,
Senior Vice President and then Executive Vice
President – Finance (2013-2018)
• National Rental Home Council, Member and
Chair of the Finance Committee (since 2018)
• Deloitte & Touche LLP, Senior Manager, Real
Estate M&A Advisory; Senior Manager, Real
Estate Audit
Education •B.S., San Diego State University •Certified Public Accountant (inactive)

Sara Vogt-Lowell Age: 49	Chief Administrative Officer and Chief Legal Officer

Background
• AMH, Chief Administrative and Chief Legal
Officer (since 2025); Chief Legal Officer
(2012-2024)
• American Homes 4 Rent Advisor, LLC (our
former manager), Chief Legal Officer
•Public Storage Canada and American
Commercial Equities, General Counsel
•Latham & Watkins LLP, Associate, Finance
Department
Education • B.A., University of California, Los Angeles • J.D., University of California, Berkeley • Member of the California State Bar
2025 Proxy Statement | 35
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis section explains the objectives of our executive compensation programs, outlines the elements of executive officer compensation and describes the factors considered by the Human Capital and Compensation
Committee (as used in this section, the “Committee”) to
determine the amounts of compensation for our NEOs for 2024
service.
Our Named Executive Officers
For 2024, our NEOs were:

Name	Title
David Singelyn	Chief Executive Officer and Trustee
Bryan Smith	Chief Operating Officer
Chris Lau	Chief Financial Officer and Senior Executive Vice President
Sara Vogt-Lowell	Chief Legal Officer
On December 31, 2024, Mr. Singelyn retired and was succeeded by Mr. Smith as Chief Executive Officer as of January 1, 2025.
Also effective January 1, 2025, Ms. Vogt-Lowell was promoted to the elevated role of Chief Administrative Officer and Chief Legal
Officer in recognition of her expanded supervisory
responsibilities for corporate functions including
communications, corporate services, government affairs, and
sustainability, in addition to legal and human resources.
Additionally, Mr. Lau's elevated role of Chief Financial Officer and Senior Executive Vice President, effective February 2024, reflected his expanded leadership responsibilities as part of the succession plan.
2024 Say-on-Pay Vote Results and
Shareholder Engagement
At our 2024 Annual Meeting of Shareholders, 97% of our
shareholders voted in support of our say-on-pay proposal.
Over the course of 2024, the company maintained an ongoing
dialogue with a broad set of shareholders on diverse topics
including executive compensation, business operations and
strategy, financial results, corporate governance and
environmental and social priorities. Members of management
and, in some instances, Mr. Zaist, chair of our Nominating and
Corporate Governance Committee, participated in these
meetings.
Based on these discussions and the results of our 2024 say-on-
pay vote, we believe shareholders continue to broadly support our compensation program. As such, no changes were made to
our compensation program as a result of the 2024 Say-on-Pay
vote.
2024 Compensation Overview
The 2024 compensation program for NEOs consisted of three
components: (i) an annual base salary; (ii) an annual cash
incentive based substantially on the achievement of pre-
determined performance criteria consisting of a corporate metric and individual goals; and (iii) long-term equity incentives
designed to directly link executive compensation with
shareholder outcomes.
In 2024, the company increased base salaries of Mr. Singelyn by
3.1%, Mr. Lau by 4%, and Ms. Vogt-Lowell by 5%. Mr. Smith
initially received a base salary increase of 4% effective January
1, 2024, but his base salary was further adjusted by 15.6%
effective February 21, 2024 in connection with the
announcement of his planned succession to Chief Executive
Officer. The base salary increases were based on each
executive's performance, the competitive positioning of their base salaries relative to the market, and, in the case of Mr.
Smith, his expanded responsibilities as part of the succession plan.
The 2024 NEO annual cash incentive target levels as a
percentage of base salary were unchanged from 2023, except
that Mr. Smith's annual cash incentive target was increased from
150% to 175% of his base salary in connection with the
succession plan.
In January 2024, Mr. Singelyn received an annual long-term
equity incentive award with a target value of $5,568,000,
Messrs. Smith and Lau each received an annual long-term
equity incentive award with a target value of $2,076,800, and
Ms. Vogt-Lowell received an annual long-term equity incentive award with a target value of $1,050,000. Each of the annual
long-term equity incentive awards were comprised of 60% PSUs and 40% RSUs. The Committee continued its practice of
awarding PSUs as part of the equity compensation that is tied to the achievement of both relative total shareholder return ("TSR")
and absolute Core Funds from Operations ("Core FFO") per
share growth goals.
In connection with the succession plan, Mr. Singelyn received an additional RSU award of $1,600,000 vesting on June 30, 2025 to provide transition advisory services through June 2025. Mr. Lau received an additional RSU award of $5,000,000 which cliff vests five years from the date of grant, contingent upon his continued
service with the company, in connection with his appointment to the elevated role of Chief Financial Officer and Senior Executive
Vice President and as a retention incentive to facilitate a smooth transition and the long-term stability of the leadership team.
36 | AMH
Compensation Philosophy, Objectives and Governance
The primary goal of our executive compensation program is to align the interests of our NEOs with those of our shareholders in a way that allows us to attract, retain and motivate highly qualified executive talent. The Committee oversees the compensation of our NEOs, including setting base salaries, awarding annual cash incentives and granting equity awards. The following table highlights key features of our executive compensation program that demonstrate our ongoing commitment to promoting shareholder interests through sound compensation governance practices.

	What We Do		What We Don’t Do

✓	DO require “double trigger” change in control benefits	✘	NO “single-trigger” change in control cash or equity payments

✓
DO seek to align pay and performance with a balanced mix
of company and individual performance criteria tied to
operational and strategic objectives (including sustainability and human capital management objectives) established at
the beginning of the performance period by the Committee
		✘	NO compensation or incentives that encourage risk-taking reasonably likely to have a material adverse effect on the company

✓
DO award a significant percentage of NEO total
compensation in the form of equity which includes awards
subject to multi-year, performance-based vesting based on
relative TSR goals and absolute Core FFO per share
growth goals set based on historical peer group
performance
		✘	NO tax gross-ups for any executive officers

✓
DO have robust NEO share ownership guidelines, including
six times base salary for CEO, and a requirement that each
NEO establish an initial ownership position in company
shares within one year of joining the company
		✘	NO re-pricing or buyouts of underwater stock options

✓	DO have a robust mandatory compensation clawback policy for executive compensation covering both cash and equity incentives	✘	NO hedging or future pledging transactions by employees or trustees involving our securities

✓	DO annually review a compensation risk assessment with the Committee	✘	NO guarantees of cash incentive compensation or of equity grants

✓	DO provide caps within annual and long-term incentive plan awards	✘	NO long-term employment contracts with executive officers with contractual compensation amounts or specified increases in the future

✓	DO engage an independent compensation consultant to advise the Committee	✘	NO excessive perquisites

2025 Proxy Statement | 37
The following chart depicts annual compensation for Mr. Singelyn and for the other NEOs in 2024 and reflects the split between (i) at-
risk compensation, consisting of RSUs, PSUs and annual cash incentive awards and (ii) compensation not tied to performance, consisting of base salary and all other compensation, and further demonstrates our philosophy of aligning executive compensation with company performance and shareholder interests. The amounts below exclude the succession planning RSU awards for Mr. Singelyn and Mr. Lau and include PSUs at their grant date fair values and annual cash incentive awards based on actual achievement in 2024:
Elements of Executive Officer Compensation

Component	Form	Objective and Explanation

Salary	Cash	•Base level compensation, rewards day-to-day performance and standard job duties •Reflects level of responsibilities and experience/tenure

Performance- Based Annual Cash Incentive	Cash	•Designed to reward the achievement of specific, pre-established annual financial and operational objectives •2024 performance objectives consist of company and individual goals

Equity Awards	Performance- based PSUs and service-based RSUs
• The equity pay mix for our CEO and other NEOs in 2024 was 60% PSUs and 40%
RSUs
• Provide alignment of interests with shareholders
• Multi-year vesting periods aid in retention
• Performance-based PSUs tied to multi-year goals motivate executives to focus on sustained, long-term financial performance

38 | AMH
2024 Compensation Decisions
Changes to Compensation of the CEO
Supported by the data and recommendations provided by the
Committee's independent compensation advisor, the Committee
increased Mr. Singelyn's compensation for 2024. Mr. Singelyn's base salary was increased to $825,000, representing a 3.1%
annual increase. Mr. Singelyn's annual cash incentive target percentage was unchanged from 2023 at 200%. As part of this
annual compensation review process, Mr. Singelyn’s annual
long-term equity incentive award target was increased to
$5,568,000, representing an approximately 11.4% annual
increase. After these adjustments, Mr. Singelyn’s 2024 total compensation at target, excluding the transition award described below, was below the median compensation of our peer group
(please refer to "Benchmarking Peer Group" below for a
discussion of our peer group).
In February 2024, the company announced Mr. Singelyn's
retirement at the end of the year and the appointment of Mr.
Smith as our next Chief Executive Officer. In connection with the succession plan, Mr. Singelyn entered into a retirement
agreement which provided for an additional RSU award with a
grant date value of $1,600,000 cliff vesting on June 30, 2025 to provide transition advisory services through June 2025. Mr.
Singelyn received no severance compensation in connection
with his retirement.
Changes to Compensation of the other Named
Executive Officers
In consideration of each executive's performance, the
competitive positioning of their compensation relative to the market, and the recommendations of Mr. Singelyn, effective
January 1, 2024, the Committee increased 2024 base salaries
for Mr. Smith to $649,000, Mr. Lau to $649,000 and Ms. Vogt-
Lowell to $525,000, representing 4%, 4%, and 5% increases
respectively. The 2024 annual cash incentive targets for Mr. Lau and Ms. Vogt-Lowell were unchanged from 2023. The 2024
annual equity award targets were 320% of their base salaries for each of Messrs. Smith and Lau and 200% for Ms. Vogt-Lowell.
In connection with the succession plan, the Committee
increased Mr. Smith's salary to $750,000 and increased his
annual cash incentive target to 175% of his new base salary.
Additionally, Mr. Lau was promoted to the elevated role of Senior
Executive Vice President and received an additional RSU award with a grant date value of $5,000,000 which cliff vests on the fifth anniversary of the grant date, contingent upon his continued
service with the company, in connection with his promotion and as a retention incentive to facilitate a smooth transition and the long-term stability of the leadership team.
Performance-Based Incentive Bonuses—2024 Performance Metrics and Targets
The 2024 annual incentive plan targets established by the Committee were:

NEO	Title	Target % of Base Salary

David Singelyn	Chief Executive Officer	200%

Bryan Smith	Chief Operating Officer	175%

Chris Lau	Chief Financial Officer and Senior Executive Vice President	150%

Sara Vogt-Lowell	Chief Legal Officer	125%
2024 performance-based incentive bonuses (the “Annual
Incentive Plan” or “AIP”) were based 70% on a corporate metric and 30% on individual goals that were established for each NEO by the Committee in the first quarter of 2024.
•Corporate Metric: In the first quarter of 2024, the
Committee set the corporate metric as Core FFO growth.
The Committee selected Core FFO as the corporate metric
because it is a commonly used measure of real estate
investment trust (“REIT”) performance by investors and it is a metric used for compensation purposes by the majority of
our peer group.
•Individual Goals: The 2024 individual goals set for the
NEOs are described below under “2024 Performance-
Based Cash Incentive Awards.”
Growth in Core FFO
The target Core FFO goal for 2024 was $1.7450 per common
share, a 5.0% increase over 2023 actual Core FFO per common
share. The threshold, target and maximum bonus payable at the targets set by the Committee are set forth below. In the event the result achieved was between target levels in the chart, the bonus paid is adjusted accordingly through linear interpolation.
2025 Proxy Statement | 39
Committee Assessment of Achievement of 2024 Goals
2024 Performance-Based Cash Incentive Awards
Corporate metric achievement (70% weighting)
The company achieved 2024 Core FFO per share of $1.7713, which was 1.5% above the target of $1.7450. As a result, the Committee determined that each NEO earned 110.0% of his or her target for the Core FFO per share component of the award.

CORE FFO PER SHARE
$2.00
$1.80
$1.60
$1.7713
0%
50%
100%
150%
200%
Payout %
Actual
Target

Core FFO per share
Performance Achievement	Performance (% Target)	AIP Payout (% Target)	Core FFO per share
Maximum	115%	200%	$2.0068
Target	100%	100%	$1.7450
Threshold	85%	0%	$1.4833
Actual	101.5%	110.0%	$1.7713
Individual goal achievement (30% weighting)
In addition to the achievement of the corporate metric, each
NEO was also assessed on individual goals related to: driving results for the company, sustainability, developing a succession plan for his or her function, and personal development.
In the first quarter of 2024, the Committee determined Mr.
Singelyn’s 2024 goals would be (i) to facilitate a smooth and orderly succession of the Chief Executive Officer role, (ii) to effectively communicate the company's strategic plan to internal and external stakeholders, (iii) to support employee engagement through active engagement with employee resource groups, (iv)
to lead development and employee engagement across the
enterprise, and (v) to mentor executive leaders in connection with the succession plan.
In February 2025, the Committee reviewed Mr. Singelyn’s
achievement of these goals and determined that he had earned
100% of his target for the individual goal portion of his 2024 performance-based cash incentive award.
The Committee followed a similar process of establishing
individual goals and assessing results for our other NEOs. The
Committee determined that Messrs. Smith and Lau and Ms.
Vogt-Lowell each achieved 100% of their goals for the individual goal component of their respective 2024 performance-based
cash incentive awards.
The following table details the performance-based cash incentive award achieved for each NEO, as determined by the Committee:

Performance-Based Cash Incentive Award Achievement	David Singelyn	Bryan Smith	Chris Lau	Sara Vogt-Lowell

Core Funds from Operations (70% weighting)	110.0%	110.0%	110.0%	110.0%

Individual Goals (30% weighting)	100.0%	100.0%	100.0%	100.0%

Aggregate Payout %	107.0%	107.0%	107.0%	107.0%

Aggregate Payout Amount	$1,765,500	$1,404,375	$1,041,645	$702,188
40 | AMH
2024 Equity Awards
The Committee believes equity awards help align management and shareholder interests by supporting long-term value creation and promoting the retention and stability of our executive management team. In the first quarter of 2024, the Committee granted the NEOs a mix of PSUs and time-based RSUs which vest ratably in equal annual installments over three years. Each grant was comprised 60%
of PSUs and 40% of RSUs.
In January 2024, the Committee granted RSUs and PSUs with the target values set forth below, with the number of units determined by dividing the target value by the closing share price on the grant date.

2024 Annual Equity Grant	David Singelyn	Bryan Smith	Chris Lau	Sara Vogt-Lowell

RSUs	$2,227,200	$830,700	$830,700	$420,000

PSUs	$3,340,800	$1,246,100	$1,246,100	$630,000
The Committee considered Mr. Singelyn’s recommendations in determining the annual equity grants to Messrs. Smith and Lau and Ms.
Vogt-Lowell. In addition to these annual equity grants, Mr. Singelyn received an additional RSU award of $1,600,000 in connection with his retirement transition agreement, which vests on June 30, 2025, to provide transition advisory services through June 2025. Mr. Lau also received an additional RSU award of $5,000,000, which cliff vests five years from the date of grant, contingent upon his continued
service with the company, in connection with his promotion to the elevated role of Chief Financial Officer and Senior Executive Vice
President and as a retention incentive to facilitate a smooth management transition and the long-term stability of the leadership team.
The PSUs have a three-year performance period tied to the achievement of both relative TSR (50%) and absolute Core FFO per share growth goals (50%), which were set in the first quarter of 2024 based on an assessment of historical Core FFO growth rates of companies in our peer group over a three-year period. Payouts on PSUs at achievement of threshold goals will be 50% of target and maximum achievement will be 200% of target. PSU payouts are linearly interpolated for performance between the threshold, target, and maximum performance goals. The company’s TSR performance will be compared to a group of 30 publicly-traded REITs and other residential real estate companies selected by the Committee based on their enterprise values relative to the company's.

PSU Payout Level	Relative TSR Performance (50% weighting)	Core FFO Growth Achieved (50% weighting)

200%	75th Percentile	Maximum achievement against absolute Core FFO growth goal based on historical peer group performance

100%	50th Percentile	Target achievement against absolute Core FFO growth goal based on historical peer group performance

50%	25th Percentile	Threshold achievement against absolute Core FFO growth goal based on historical peer group performance
The 2024 Relative TSR peer group is comprised of Apartment Income REIT Corp., AvalonBay Communities, Inc., Boston Properties,
Inc., Brixmor Property Group Inc., Camden Property Trust, Douglas Emmett, Inc., EastGroup Properties, Inc., Equity Lifestyle
Properties, Inc., Equity Residential, Essex Property Trust, Inc., Extra Space Storage Inc., Federal Realty Investment Trust, Healthpeak
Properties, Inc., Host Hotels & Resorts, Inc., Independence Realty Trust, Inc., Invitation Homes Inc., Kilroy Realty Corporation, Kimco
Realty Corporation, Medical Properties Trust, Inc., Mid-America Apartment Communities, National Storage Affiliates Trust, NexPoint
Residential Trust, Inc., Park Hotels & Resorts, Inc., Regency Centers Corporation,  Sun Communities, Inc., Tricon Residential Inc.,
UDR, Inc., Ventas, Inc., Veris Residential, and W. P. Carey Inc.
2025 Proxy Statement | 41
Performance of 2022-2024 PSUs
The PSUs granted in 2022 (the "2022 PSUs") had the same design with pre-established, objective adjustments at the end of the performance period based on Relative TSR performance and Core FFO growth as described above for the PSUs granted in 2024. For the 2022 PSUs, the company achieved Relative TSR Performance at the 72nd percentile of the applicable peer group, resulting in a payout of 188.0% for the Relative TSR component. The company also achieved annual Core FFO growth of 13.0%, 7.9% and 6.6%, respectively, for each year of the performance period, resulting in an annual award of 200.0%, 196.0% and 152.1%, respectively, and overall award and payout of 182.7% for the Core FFO growth component. The aggregate payout is 185.4% of target for the 2022
PSUs, as certified by the Committee in February 2025.

Three-Year Relative TSR Achievement (50% Weighting)			Three-Year Core FFO Achievement (50% Weighting)
Relative TSR Percentile	Peer Group TSR	Relative TSR Payout %	Annual Core FFO Growth	Core FFO Payout %

75th Percentile	-7.6%	200%	8.0%	200%

50th Percentile	-17.8%	100%	5.0%	100%

25th Percentile	-27.9%	50%	1.0%	50%
2022-2024 Actual TSR Percentile	2022-2024 Actual TSR	Relative TSR Payout Achieved	2022-2024 Actual Core FFO Growth	Core FFO Payout Achieved
72nd Percentile	-7.6%	188.0%	13.0%, 7.9% and 6.6%	182.7%
Based on the Relative TSR achievement and Core FFO achievement described above, the overall PSU payout adjustment was
185.4% of the original award for each of the NEOs.
2025 Compensation Outlook
In November 2024, the Committee, in consultation with its
independent compensation consultant Semler Brossy, and taking into consideration the competitiveness of the company’s
executive pay practices, approved the 2025 compensation
program. The Committee considered Mr. Smith’s
recommendations in determining the base salaries,
performance-based cash incentive award targets and equity
grant amounts to Mr. Lau and Ms. Vogt-Lowell. Effective January
1, 2025, Ms. Vogt-Lowell was promoted to the elevated role of
Chief Administrative Officer and Chief Legal Officer in
recognition of her expanded supervisory responsibilities for corporate functions including communications, corporate
services, government affairs, and sustainability, in addition to legal and human resources.
Base salaries: The Committee reviewed base salaries for 2025 and considered, among other things, a market analysis
performed by Semler Brossy and, with respect to the executives that report to him, the recommendations of Mr. Smith. The base salaries for 2025 are set forth below. Mr. Smith received a base salary increase of 13.3% in connection with his promotion to
Chief Executive Officer. Mr. Lau received a base salary increase of 7.9%, and Ms. Vogt-Lowell received a base salary increase of
4.8%. In approving these salaries, the Committee considered the strong performance of each NEO in effectively executing the
management transition, each NEO’s contributions to the
company’s strategic plan, the relative pay of each NEO
compared to similar roles at competitors and peer companies, the expanded responsibilities of each NEO as a result of the succession plan, and the intense competition for top talent in the real estate industry generally and in the single-family home rental sector in particular.
Performance-based cash incentive award: As in 2024, the
2025 performance-based cash incentive award for NEOs will
depend 70% on the achievement of Core FFO goals and 30%
on the achievement of leadership goals that will be tailored to individual roles, but generally include objectives related to business strategy, sustainability, team development, and
personal development. The 2025 target award level as a
percentage of base salary for Ms. Vogt-Lowell was increased
from 125% in 2024 to 150% in 2025 and was unchanged from
2024 for each of the other NEOs.
Long-term performance and time-based equity incentives:
The 2025 equity awards consist of a mix of PSUs and time-
based RSUs, with 60% of the NEOs' grants being PSUs. This is the same mix as in 2024. The PSU design is unchanged from
2024. The PSUs have a three-year performance period tied to
the achievement of both relative TSR (50%) and Core FFO
growth goals (50%), which were set in the first quarter of 2025 based on the Core FFO performance of the company’s peer
group over a three-year period. Payouts on PSUs at
achievement of threshold goals will be 50% of target and
maximum achievement will be 200% of target. The time-based
RSUs will vest ratably over three years. The Committee awarded
PSUs and RSUs with the target values set forth below, with the number of units determined by dividing the target value by the closing share price on January 2, 2025, the date of grant.
42 | AMH

2025 NEO Compensation	Bryan Smith	Chris Lau	Sara Vogt-Lowell

Base Salary	$850,000	$700,000	$550,000

Annual Cash Incentive Target	175%	150%	150%

Annual RSU Grant	$1,870,000	$980,000	$550,000

Annual PSU Grant	$2,805,000	$1,470,000	$825,000

Role of Management and Board in
Determining the Compensation of
Executive Officers
In 2024, Mr. Singelyn attended the meetings of the Committee.
He did not vote on items before the Committee and was not
present during the Committee’s discussions and determination concerning his compensation. The Committee solicited his views on the performance of the executive officers reporting to him and considered his recommendations for their compensation. For
2024, the Committee set base salaries, bonus and equity
compensation for our NEOs after considering the views of other
Board members and, except with respect to his own
compensation, Mr. Singelyn’s recommendations.
Role of Compensation Consultant
Semler Brossy serves as the Committee’s independent, third-
party compensation consultant. The Committee considered
Semler Brossy’s advice on a range of compensation matters,
including its consideration of potential enhancements to the
2024 compensation program, benchmarking analysis of peer
compensation practices and its recommendations for the 2025
compensation program, in each case as discussed in more
detail throughout this CD&A.
Semler Brossy reports directly to the Committee and does not provide services to the company’s management that are not
under the Committee’s purview. Since its engagement a
representative of Semler Brossy has attended meetings of the
Committee and will continue to do so upon request. The
Committee annually considers all factors relevant to Semler
Brossy’s independence, as required by the Committee’s charter.
Based on this review, the Committee determined that Semler
Brossy is independent and free of conflicts of interest.
Benchmarking Peer Group
The Committee monitors the effectiveness of our executive
compensation programs at least annually. For the compensation programs to be effective, the Committee believes that the
compensation practices of other public real estate companies with which we compete for talent is one tool in assessing and determining pay for our executive officers. Semler Brossy assists the Committee with these analyses. The Committee uses
benchmarking for informational purposes only. The median (50th percentile) serves as a reference point and indicator of
competitive market trends and the Committee uses it as the
starting point when setting our executive compensation, but the
Committee also considers a number of other factors, including skills, experience, performance and future potential of each executive.
2025 Proxy Statement | 43
The company’s peer group for 2024 compensation decisions is set forth in the following table. The peer group was based on similarities in industry sector, size (capitalization and assets) and underlying business fundamentals. In 2024, the Committee, based on the recommendation of Semler Brossy, revised the companies in the peer group to better reflect similarly sized REITs and to remove companies which were no longer publicly traded, adding Equity Residential and Tricon Residential, Inc. and removing Duke Realty,
Hudson Pacific Properties, Inc., and MGM Growth Properties LLC.

Name	Property Focus

AvalonBay Communities, Inc.	Multi-family

Brixmor Property Group, Inc	Open-air shopping centers

Camden Property Trust	Multi-family

Douglas Emmett, Inc.	Class-A office Buildings and Apartment

Equity Residential	Multi-family

Essex Property Trust, Inc.	Multi-family

Extra Space Storage, Inc.	Self-Storage Properties

Host Hotels & Resorts, Inc.	Hotels

Invitation Homes	Single-family rental

Kilroy Realty Corporation	Premier Office Submarkets

Kimco Realty Corporation	Open-air shopping centers

Mid-America Apartment Communities, Inc.	Multi-family

Park Hotels & Resorts, Inc.	Hotel Properties

Regency Centers Corporation	Open-air shopping centers

Sun Communities, Inc.	Manufactured Home and RV Communities

Tricon Residential, Inc.	Single-family rental

UDR, Inc.	Multi-family
Equity Grant Practices
Equity grants to all of our executive officers, including the NEOs, must be approved by the Committee, which consists entirely of independent trustees. Grants occur only at meetings or upon
written actions of the Board or the Committee and are made
effective as of the date of the meeting or written action or a future date if appropriate, such as in the case of a new hire. In
2024, the Committee delegated limited authority to Mr. Singelyn to approve equity awards to employees who are not executive
officers. The Committee has also delegated such authority to Mr.
Smith for 2025.
Equity awards are not timed in coordination with the release of material non-public information (including for the purpose of affecting the value of executive compensation or otherwise).
Awards are also subject to the terms of the 2021 Equity
Incentive Plan. All awards of RSUs granted to date to employees under the 2021 Equity Incentive Plan vest over several years.
In general, the Committee considers equity awards for executive officers in connection with their annual performance review. In determining equity awards, our Committee considers, among
other factors, input from other
Board members and the independent compensation consultant,
the company’s overall financial performance, operational
achievements, including acquisitions and the recommendations of our Chief Executive Officer for the NEOs reporting to him.
Term of Employment
Each of our NEOs serves at the pleasure of our Board. We have not entered into employment agreements with any of our NEOs.
However, each NEO is party to a severance and change-in-
control letter agreement, which provides for certain contractual protections in the event of termination under specified
circumstances. These agreements establish severance benefits in the event of a termination by the company without cause or resignation for good reason, as well as change-in-control (CIC)
protections in the event of termination within a specified period following a qualifying CIC event. These agreements provide
clarity and certainty to executives while reinforcing retention and alignment with shareholder interests. Further details regarding the specific severance and CIC provisions can be found in the section "Potential Payments Upon Termination or Change in
Control."
44 | AMH
Retirement Savings Opportunities
All full-time employees, including our NEOs, are able to
participate in a 401(k) Retirement Savings Plan (the “401(k)
plan”), after a prescribed period of employment. We provide this plan to help our employees save for retirement in a tax efficient manner. Under the 401(k) plan, participating employees are
eligible to defer a portion of their salary beginning the January 1 or July 1 that first follows the completion of six months of employment, and we make a matching contribution commencing
six months after they are eligible to begin contributing to the
401(k) plan.
Health and Welfare Benefits
We provide to all full-time employees, including our NEOs, a competitive benefits package, which includes health and welfare benefits, such as medical, dental, short- and long-term disability insurance and life insurance benefits.
Tax and Accounting Considerations
Section 162(m) of the Code imposes a $1,000,000 limit on the annual deduction that may be claimed for compensation paid to each of the chief executive officer, the chief financial officer and certain other executive officers of the company.
While the Committee considers the tax and accounting impact of various forms of incentive compensation and compensation
elements on the company’s financial statements, tax and
accounting treatment is generally not the basis underlying the decision to award a particular form of compensation if the
Committee deems the award the most appropriate incentive to
achieve the company’s compensation goals.
Human Capital and Compensation
Committee Report
The Human Capital and Compensation Committee of the Board
of Trustees of AMH has reviewed and discussed with
management the foregoing Compensation Discussion and
Analysis. Based on this review and discussion, the Human
Capital and Compensation Committee recommended to the
Board that the Compensation Discussion and Analysis be
included in this proxy statement and in the Annual Report on
Form 10-K of AMH for the fiscal year ended December 31, 2024.
This report is provided by the following independent trustees who comprise the Human Capital and Compensation
Committee:
THE HUMAN CAPITAL AND COMPENSATION
COMMITTEE
Douglas Benham, Chair
Winifred Webb
Jay Willoughby
Matthew Zaist
2025 Proxy Statement | 45
Summary Compensation Table
The following table provides compensation information for our NEOs, including our Chief Executive Officer, Chief Financial Officer and
the two other most highly compensated executive officers who were employed on December 31, 2024.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Option Awards ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)
David Singelyn Chief Executive Officer	2024	825,000	–	–	7,667,200	1,765,500	93,185	10,350,885
	2023	800,000	–	–	5,497,900	1,766,560	13,275	8,077,735
	2022	800,000	–	–	4,303,200	1,367,200	12,200	6,482,600
Bryan Smith Chief Operating Officer	2024	731,500	–	–	2,263,000	1,404,375	13,883	4,412,758
	2023	624,000	–	–	2,058,400	1,035,347	13,293	3,731,040
	2022	600,000	–	–	1,936,400	796,050	12,200	3,344,650
Chris Lau Chief Financial Officer and Senior EVP	2024	649,000	–	–	7,263,000	1,041,645	13,894	8,967,539
	2023	624,000	–	–	2,058,400	1,036,246	13,276	3,731,922
	2022	600,000	–	–	1,936,400	796,050	12,200	3,344,650
Sara Vogt-Lowell Chief Legal Officer	2024	525,000	–	–	1,144,200	702,188	13,901	2,385,289
	2023	500,000	–	–	1,099,600	691,938	13,268	2,304,806
	2022	475,000	–	–	1,022,000	516,266	12,200	2,025,466
(1)Mr. Smith's salary was increased to $649,000 effective January 1, 2024 and further increased to $750,000 effective February 21, 2024 in connection with the announced management succession plan.
(2)RSU awards and PSU awards are valued at the grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification (“ASC”) Topic 718. RSU awards are valued based on the closing share price on the NYSE of $36.07 and $34.73 per share for Class A common shares on the date of grant for January 3, 2024 and February 21, 2024 grants, respectively, and $34.47 and $38.99 per share for Class A common shares on the date of grant for 2023 and 2022 grants, respectively. The payout of the PSU awards will be between
0% and 200% of target based on the achievement of both Core FFO growth goals and TSR relative to a group of peer companies. The portion of
PSU awards linked to Core FFO growth goals (50%) was valued at $36.07, $34.47 and $38.99 per PSU award based on the closing share price on the NYSE on the grant date and assuming target level of performance for 2024, 2023 and 2022 grants, respectively. The portion of PSU awards linked to relative TSR (50%) was valued at $46.85, $45.91 and $48.84 per PSU award based on a multifactor Monte Carlo model for the performance period of January 1, 2024 to December 31, 2026, January 1, 2023 to December 31, 2025 and January 1, 2022 to December 31, 2024
using a valuation date share price of $36.07, $34.47 and $38.99 for 2024, 2023 and 2022 grants, respectively. Volatility and risk-free rate assumptions used in the multifactor Monte Carlo model are based on term structure and are disclosed in our Annual Report on Form 10-K. The following represents the aggregate grant date fair value for RSU awards and PSU awards granted in 2024 as well as the value of PSU awards at maximum vesting on the grant date.

	2024 RSU Awards ($)	2024 RSU Retention Awards ($) (i)	2024 PSU Awards ($)	Total of RSUs and PSUs ($)	2024 PSU Awards Maximum ($)

David Singelyn	2,227,200	1,600,000	3,840,000	7,667,200	6,681,600

Bryan Smith	830,700	—	1,432,300	2,263,000	2,492,200

Chris Lau	830,700	5,000,000	1,432,300	7,263,000	2,492,200

Sara Vogt-Lowell	420,000	—	724,200	1,144,200	1,260,000

(i)On February 21, 2024, the company announced that Mr. Singelyn will retire on December 31, 2024. Under a Retirement Agreement effective
February 21, 2024, Mr. Singelyn agreed to provide advisory services through June 30, 2025 and 46,070 RSUs will vest on that date, upon satisfaction of certain vesting conditions, including performance of his obligations under the Retirement Agreement. Additionally, Mr. Lau was granted 143,968 RSU awards on February 21, 2024 which cliff vest five years from the date of grant in connection with his appointment to the elevated role of Senior Executive Vice President and as a retention incentive to facilitate a smooth management transition and the long-term stability of the leadership team.
(3)All Other Compensation consists of (i) 401(k) plan contributions by the company of $13,800 to each named executive officer for 2024, (ii) imputed income related to the vesting of stock awards of $85, $83, $94 and $101 in 2024 for Mr. Singelyn, Mr. Smith, Mr. Lau and Ms. Vogt-Lowell,
respectively, and (iii) accrued PTO payout of $79,300 for Mr. Singelyn in 2024 due to his retirement on December 31, 2024.
46 | AMH
Grants of Plan Based Awards
The following table sets forth certain information relating to grants of plan based awards to the NEOs during the fiscal year ended
December 31, 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Name	Grant Date	Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)	Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)
David Singelyn
PSU Award	1/3/2024	–	–	–	1,670,400	3,340,800	6,681,600	92,620	3,840,000
RSU Award	1/3/2024	–	–	–	–	–	–	61,747	2,227,200
RSU Retention Award	2/21/2024	–	–	–	–	–	–	46,070	1,600,000
Annual Incentive	–	–	1,650,000	2,805,000	–	–	–	–	–
Bryan Smith
PSU Award	1/3/2024	–	–	–	623,050	1,246,100	2,492,200	34,547	1,432,300
RSU Award	1/3/2024	–	–	–	–	–	–	23,031	830,700
Annual Incentive	–	–	1,312,500	2,231,250	–	–	–	–	–
Chris Lau
PSU Award	1/3/2024	–	–	–	623,050	1,246,100	2,492,200	34,547	1,432,300
RSU Award	1/3/2024	–	–	–	–	–	–	23,031	830,700
RSU Retention Award	2/21/2024	–	–	–	–	–	–	143,968	5,000,000
Annual Incentive	–	–	973,500	1,654,950	–	–	–	–	–
Sara Vogt-Lowell
PSU Award	1/3/2024	–	–	–	315,000	630,000	1,260,000	17,467	724,200
RSU Award	1/3/2024	–	–	–	–	–	–	11,645	420,000
Annual Incentive	–	–	656,250	1,115,625	–	–	–	–	–
(1)The amounts shown in these columns represent the range of possible incentive payouts based upon achievement of performance targets.
(2)Amounts reflect the fair value of RSUs and PSUs computed as of the grant date. For RSUs, the fair value is computed by multiplying the number of
RSUs awarded by the fair market value of the company’s Class A common shares on the grant date. For PSUs, the fair value of the portion of awards linked to Core FFO growth goals is computed by multiplying the number of these PSU awards by the fair market value of the company's
Class A common shares on the grant date while the fair value of the portion of awards linked to TSR relative to a group of peer companies is computed by multiplying the number of these PSU awards by the grant date fair value of $46.85 per share based on a multifactor Monte Carlo model.
2025 Proxy Statement | 47
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information for each NEO with respect to the outstanding unvested equity awards as of the fiscal year ended December 31, 2024.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Dates	Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($) (3)

David Singelyn	2/1/2022	–	–	–	–	13,679	511,868	123,110	4,606,776

	2/7/2023	–	–	–	–	38,682	1,447,480	174,066	6,513,550

	1/3/2024	–	–	–	–	61,747	2,310,573	138,930	5,198,761
	2/21/2024	–	–	–	–	46,070	1,723,939	–	–

Bryan Smith	2/23/2017	20,000	–	23.38	2/23/2027	–	–	–	–

	2/22/2018	10,000	–	19.40	2/22/2028	–	–	–	–

	2/1/2022	–	–	–	–	6,156	230,358	55,400	2,073,068

	2/7/2023	–	–	–	–	14,483	541,954	65,170	2,438,661

	1/3/2024	–	–	–	–	23,031	861,820	51,821	1,939,142

Chris Lau	2/22/2018	2,500	–	19.40	2/22/2028	–	–	–	–

	2/1/2022	–	–	–	–	6,156	230,358	55,400	2,073,068

	2/7/2023	–	–	–	–	14,483	541,954	65,170	2,438,661

	1/3/2024	–	–	–	–	23,031	861,820	51,821	1,939,142

	2/21/2024	–	–	–	–	143,968	5,387,283	–	–

Sara Vogt- Lowell	2/25/2016	15,000	–	14.00	2/25/2026	–	–	–	–

	2/23/2017	20,000	–	23.38	2/23/2027	–	–	–	–

	2/22/2018	7,500	–	19.40	2/22/2028	–	–	–	–

	2/1/2022	–	–	–	–	3,249	121,578	29,240	1,094,161

	2/7/2023	–	–	–	–	7,737	289,519	34,814	1,302,740

	1/3/2024	–	–	–	–	11,645	435,756	26,201	980,441
(1) All option awards vested ratably over a period of four years from the date of grant (February 25, 2016 for grants that expire on February 25, 2026;
February 23, 2017 for grants that expire on February 23, 2027 and February 22, 2018 for grants that expire on February 22, 2028).
(2) RSUs vest in three annual installments beginning one year from the date of grant.
(3)The value shown in this column assumes a price of $37.42 per share, the closing price for the company’s Class A common shares on the NYSE on
December 31, 2024.
(4)Represents outstanding PSUs at the probable outcome as of December 31, 2024. The PSUs will vest upon achievement of the performance targets at the conclusion of the three-year performance period.
48 | AMH
Option Exercises and Stock Vested in 2024
The following table provides information about options exercised by and RSU awards vested for the NEOs during the fiscal year ended
December 31, 2024.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

David Singelyn	–	–	102,481	3,554,538

Bryan Smith	90,000	1,966,379	48,019	1,667,189

Chris Lau	–	–	48,019	1,667,189

Sara Vogt-Lowell	–	–	28,661	994,472
(1)Value realized was calculated by multiplying the number of shares vested by the closing price of our Class A common shares on the vesting date of
January 28, 2024, February 1, 2024, February 7, 2024 and February 20, 2024 for Messrs. Singelyn, Lau and Smith and Ms. Vogt-Lowell.
Pension/Non-Qualified Deferred
Compensation Plans
We do not maintain a pension plan or deferred compensation
plan for any of our employees, including the NEOs.
Potential Payments Upon Termination
or Change in Control
Payments Upon Termination
In February 2022, the Committee, after consultation with its independent compensation consultant, approved severance and
change of control letter agreements with each of the NEOs
which provide that, in the event of a termination by the company without cause or a resignation for good reason, each NEO will receive a lump sum severance payment of 100% of his or her
annual base salary and target bonus (200% for the Chief
Executive Officer) and the cost of COBRA health coverage for up to 12 months (up to 24 months for the Chief Executive Officer)
until he or she is eligible for the health coverage of a subsequent employer.
Additionally, the following indicate our general practice:
•vested stock options following a voluntary termination of
employment (other than for death or disability) must be
exercised within three months following the individual’s last date of employment or are otherwise forfeited;
•unvested time-based RSUs and PSUs are forfeited (except
in the case of death or disability or a qualifying retirement);
•payment of any amounts contributed by the participant and
the company under the 401(k) plan; and
•accrued and unused vacation pay paid in a lump sum.
Payments Upon Death or Disability
In the event of the death or permanent and total disability of an
NEO while employed by the company, the NEO will receive the
401(k) plan contributions noted above and accrued unused
vacation pay, in addition to the following:
•all unvested outstanding stock options held by the NEO
accelerate and vest as of the date of death or disability, as defined in the plan, and may be exercised during the one
year period following the date of death or disability, but prior to expiration of the option;
•all unvested time-based RSUs and restricted share grants
held by the NEO accelerate and vest as of the date of
death or disability, as defined in the plan;
•for all unvested PSUs, (i) if the termination date is prior to the end of the performance period, such awards will vest
based on target performance (pro-rated for the number of
days the NEO worked for the company during such period)
and (ii) if the termination date is after the end of the
performance period, such awards will vest based on actual
performance; and
•the NEO will receive payments under the company’s life
insurance program or disability plan, as applicable, similar to all other employees of the company.
Payments Upon Retirement
NEOs participate in our equity awards retirement policy on the same terms as other employees. The policy is intended to
recognize long-tenured employees who have contributed to the growth and success of the company. Specifically, in the event of an NEO’s qualifying retirement, all unvested outstanding RSUs,
PSUs and stock options held by the NEO that were granted will continue to vest on the schedule set forth on the award, and any vested option may be exercised during the one year period
following the vesting, but prior to expiration of the option.
2025 Proxy Statement | 49
A qualifying retirement is a voluntary termination other than for cause or as a result of death or disability where the NEO (i) is at least 55 years old and has provided service for at least five years, and the sum of the NEO’s age and total years of service is at least 70, and (ii) the NEO executes a customary non-
compete or non-solicit agreement, if requested by the
Committee or the Chief Executive Officer.
As part of our ongoing succession planning, on February 21,
2024, the company announced that Mr. Singelyn would retire as
Chief Executive Officer effective December 31, 2024. The Board appointed Mr. Smith as the company's Chief Executive Officer effective January 1, 2025.
In connection with Mr. Singelyn's retirement on December 31,
2024, the company entered into a Retirement Agreement that
provides for Mr. Singelyn to serve as an advisor to the company through June 30, 2025. Under this agreement, Mr. Singelyn
received an RSU award with a grant date value of $1,600,000
that will cliff vest on June 30, 2025, subject to his continued
performance of advisory services. Mr. Singelyn did not receive any severance compensation upon his retirement. In 2024, Mr.
Singelyn received a payment of $79,300 for unused paid time off in connection with his retirement, which is included in "All Other
Compensation" in the Summary Compensation Table.
Payments Upon a Change in Control
The severance and change of control letter agreements with
each of the NEOs provide that, in the event of a termination by the company without cause or a resignation for good reason
within two years of a "change in control," each NEO will receive a lump sum severance payment of 200% of his or her annual
base salary and target bonus (300% for the Chief Executive
Officer) and the cost of COBRA health coverage for up to 24
months (up to 36 months for the Chief Executive Officer) until he or she is eligible for the health coverage of a subsequent
employer.
The company’s 2021 Equity Incentive Plan provides that upon
the occurrence of a “change in control” of the company in which provision is made in writing in connection with the “change in control” for continuation of the 2021 Equity Incentive Plan or substitution of new options, restricted shares, RSUs and PSUs, then the awards will continue without any accelerated vesting;
provided, however, that if an award is assumed, continued or substituted upon the consummation of any “change in control”
and the employment of the grantee with the company is
terminated without cause within two years following the
consummation of such “change in control,” such award will be fully vested and may be exercised in full, to the extent
applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee will determine.
The company’s 2021 Equity Incentive Plan provides that upon
the occurrence of a “change in control” of the company in which the applicable equity award is not continued, assumed or
substituted:
•all outstanding unvested time-based RSUs and restricted
share grants will vest immediately;
•all outstanding unvested stock options vest 15 days before
consummation of such a change in control and are
exercisable during such 15-day period, with such exercise
conditioned upon and effective immediately before
consummation of the change in control; and
•for unvested PSUs, (i) if less than half of the performance period has lapsed, such awards will be treated as though
target performance has been achieved immediately prior to
the occurrence of the “change in control,” and (ii) if at least half the performance period has lapsed, such awards will
vest based on actual performance determined as of a date
reasonably close to the date of the “change in control” as
determined by the Human Capital and Compensation
Committee in its sole discretion, or if actual performance is not determinable, such awards will be treated as though
target performance has been achieved.
The Committee may also, in its sole discretion, cancel any
outstanding awards under the plan in exchange for payment.
A “change in control” is defined in the 2021 Equity Incentive Plan to include:
•the dissolution or liquidation of the company or a merger in which the company does not survive;
•the sale of substantially all of the company’s assets;
•any transaction that results in any person or entity owning
50% or more of the combined voting power of all classes of
our shares; or
•any transaction the Board specifies as a change in control.
50 | AMH
The following table shows the estimated value of potential payments to our NEOs pursuant to (i) a qualifying termination, (ii) a change in control event (“CIC”) followed by a qualifying termination, (iii) a change in control event with no termination but in which equity awards are not continued, assumed or substituted, (iv) a qualifying retirement or (v) death or disability, each as described above, assuming the event occurred as of December 31, 2024 and the acceleration of unvested equity awards (or, for qualifying retirements, the value of awards that will no longer have a service requirement) assumes a closing market price of our Class A common shares on such date of $37.42. Mr. Singelyn had a qualifying retirement on December 31, 2024 and therefore the other potential payments are no longer possible.

Name	Compensation Element	Qualifying Termination, no CIC ($)	Qualifying Termination, CIC ($)	CIC Without Termination ($)	Qualifying Retirement ($)	Death or Disability ($)

David Singelyn	Cash Incentive (1)	4,950,000	7,425,000	–	–	–
	Continuation of Health Benefits (2)	15,500	23,300	–	11,600	–
	Value of Vesting of All Outstanding Unvested RSU Awards (3)	–	5,993,860	5,993,860	5,993,860	5,993,860
	Value of Vesting of All Outstanding Unvested PSU Awards (4)	–	9,026,003	9,026,003	9,026,003	9,026,003
	TOTAL	4,965,500	22,468,163	15,019,863	15,031,463	15,019,863
Bryan Smith	Cash Incentive (5)	2,062,500	4,125,000	–	–	–
	Continuation of Health Benefits (6)	24,500	49,100	–	–	–
	Value of Vesting of All Outstanding Unvested RSU Awards (3)	–	1,634,132	1,634,132	–	1,634,132
	Value of Vesting of All Outstanding Unvested PSU Awards (4)	–	3,548,613	3,548,613	–	3,548,613
	TOTAL	2,087,000	9,356,845	5,182,745	–	5,182,745
Chris Lau	Cash Incentive (7)	1,622,500	3,245,000	–	–	–
	Continuation of Health Benefits (6)	33,100	66,300	–	–	–
	Value of Vesting of All Outstanding Unvested RSU Awards (3)	–	7,021,415	7,021,415	–	7,021,415
	Value of Vesting of All Outstanding Unvested PSU Awards (4)	–	3,548,613	3,548,613	–	3,548,613
	TOTAL	1,655,600	13,881,328	10,570,028	–	10,570,028
Sara Vogt-Lowell	Cash Incentive (8)	1,181,250	2,362,500	–	–	–
	Continuation of Health Benefits (6)	24,500	49,100	–	–	–
	Value of Vesting of All Outstanding Unvested RSU Awards (3)	–	846,853	846,853	–	846,853
	Value of Vesting of All Outstanding Unvested PSU Awards (4)	–	1,852,065	1,852,065	–	1,852,065
	TOTAL	1,205,750	5,110,518	2,698,918	–	2,698,918
(1)Represents 200% of annual base salary and target bonus for 2024 ($4,950,000) for a qualifying termination with no change in control and 300% of annual base salary and target bonus for 2024 ($7,425,000) for a qualifying termination with a change in control.
(2)Represents the projected cost of COBRA health coverage for a maximum of 24 months for a qualifying termination with no change in control, 36 months for a qualifying termination with a change in control, and 18 months for a qualifying retirement as of December 31, 2024.
(3)Represents the number of outstanding RSUs multiplied by the closing price of the company’s Class A common shares on December 31, 2024, as applicable.
(4)Represents the number of outstanding PSUs at target multiplied by the closing price of the company’s Class A common shares on December 31,
2024, as applicable.
(5)Represents 100% of annual base salary and target bonus for 2024 ($2,062,500) for a qualifying termination with no change in control and 200% of annual base salary and target bonus for 2024 ($4,125,000) for a qualifying termination with a change in control.
(6)Represents the projected cost of COBRA health coverage for a maximum of 12 months for a qualifying termination with no change in control and 24 months for a qualifying termination with a change in control as of December 31, 2024.
(7)Represents 100% of annual base salary and target bonus for 2024 ($1,622,500) for a qualifying termination with no change in control and 200% of annual base salary and target bonus for 2024 ($3,245,000) for a qualifying termination with a change in control.
(8)Represents 100% of annual base salary and target bonus for 2024 ($1,181,250) for a qualifying termination with no change in control and 200% of annual base salary and target bonus for 2024 ($2,362,500) for a qualifying termination with a change in control.
2025 Proxy Statement | 51
CEO Pay Ratio
Presented below is the ratio of annual total compensation of our
CEO in 2024, David Singelyn, to the annual total compensation of our median employee (excluding Mr. Singelyn). The ratio
presented below is a reasonable estimate calculated in a
manner consistent with Item 402(u) of Regulation S-K under the
Exchange Act.
We selected the median employee in 2024 based on the 1,730
full-time, part-time, temporary and seasonal workers employed by the company or any of its consolidated subsidiaries as of
December 31, 2024. In identifying our median employee, we
calculated the annual total cash compensation/W-2
compensation
of each employee as of December 31, 2024. Total cash
compensation for these purposes included base salary, cash
incentives and comparable cash elements of compensation in
non-U.S. jurisdictions and was calculated using internal human resources/tax records, including Form W-2 information. We did not apply any cost-of-living adjustments as part of the
calculation.
The 2024 annual total compensation as determined under Item
402 of Regulation S-K for our CEO was $10,350,885. The 2024
annual total compensation as determined under Item 402 of
Regulation S-K for our median employee was $72,736. The ratio of our CEO’s annual total compensation to our median
employee’s total compensation for fiscal year 2024 is 142 to 1.
Pay Versus Performance Tables
The following table sets forth information concerning the compensation paid to our CEO and to our other NEOs compared to company performance for the years ended December 31, 2024, 2023, 2022, 2021 and 2020.

Year	Summary Compensation Table Total Pay for CEO (1)(2) ($)	CAP to CEO (3) ($)	Average Summary Compensation Table Total Pay for Other NEOs (1)(2) ($)	Average CAP to Other NEOs (3) ($)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income (5) ($)	Core FFO per Share ($)
					TSR (4) ($)	Peer Group TSR (4) ($)

2024	10,350,885	11,436,578	5,255,195	5,754,725	156	123	468,142	1.77

2023	8,077,735	11,292,640	3,255,922	4,459,905	146	114	432,142	1.66

2022	6,482,600	5,063,676	2,965,317	2,058,580	119	100	310,025	1.54

2021	4,592,060	6,624,511	2,551,105	3,919,810	169	132	210,559	1.36

2020	3,341,650	3,488,258	1,855,710	1,798,939	115	92	154,829	1.16
(1)For each year shown, the CEO was David Singelyn. For 2024 and 2023, the other NEOs were Bryan Smith, Chris Lau and Sara Vogt-Lowell. For
2022 and 2021, the other NEOs were Jack Corrigan, Bryan Smith, Chris Lau and Sara Vogt-Lowell. For 2020, the other NEOs were Jack Corrigan,
Bryan Smith, Chris Lau, Sara Vogt-Lowell and Stephanie Heim.
(2)The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 45. See the footnotes to the SCT for further detail regarding the amounts in this column.
(3)Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock
Awards” and “Option Awards” columns of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (iv) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (v) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.
52 | AMH
CEO

Year	SCT Total Comp ($)	Minus SCT Equity Awards ($)	Plus Value of New Unvested Awards as of 12/31 ($)	Plus Annual Change in Value of Prior Year Awards that Remain Unvested ($)	Plus Change in Value from Prior Year End to Vesting Date for Awards that Vested During Year ($)	Minus Value of Forfeited Prior Years Awards ($)	Plus Dividends on Unvested Awards/ Accrued Dividends ($)	Equals CAP ($)

2024	10,350,885	(7,667,200)	7,860,108	734,269	(131,829)	—	290,345	11,436,578
Other NEOs on Average

Year	SCT Total Comp ($)	Minus SCT Equity Awards ($)	Plus Value of New Unvested Awards as of 12/31 ($)	Plus Annual Change in Value of Prior Year Awards that Remain Unvested ($)	Plus Change in Value from Prior Year End to Vesting Date for Awards that Vested During Year ($)	Minus Value of Forfeited Prior Years Awards ($)	Plus Dividends on Unvested Awards/ Accrued Dividends ($)	Equals CAP ($)

2024	5,255,195	(3,556,733)	3,707,337	265,629	(52,182)	—	135,479	5,754,725
(4)Reflects the cumulative TSR of the company and the MSCI US REIT Index for the year ended December 31, 2020, the two years ended December
31, 2021, the three years ended December 31, 2022, the four years ended December 31, 2023 and the five years ended December 31, 2024, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends.
(5)Amounts in thousands.
Relationship of SEC CAP to Performance
The following graphs illustrate the relationship during 2020-2024 of the CAP to our CEO and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the constituent companies in the MSCI US REIT
Index, (ii) our GAAP net income, and (iii) our Core FFO per share (in each case as set forth in the table above).

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$0
Total Shareholder Return
$200
$100
$0
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
CEO Compensation Actually Paid
Other NEOs Average Compensation Actually Paid
AMH TSR
Peer Goup TSR

2025 Proxy Statement | 53

Compensation Actually Paid versus GAAP Net Income
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$0
Compensation Actually Paid
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Net Income (in millions)
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
CEO Compensation Actually Paid
Other NEOs Average Compensation Actually Paid
Net Income

Compensation Actually Paid versus Core FFO per Share
Compensation Actually Paid
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$0
Core FFO per Share
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
CEO Compensation Actually Paid
Other NEOs Average Compensation Actually Paid
Core FFO per Share

Financial Performance Measures. The most important financial performance measures used by the company in setting pay-for-
performance compensation for the most recently completed fiscal year are listed in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our
NEOs is described above in the “Compensation Discussion and Analysis” section.

Significant Financial Performance Measures

Core FFO Growth

Relative TSR (compared to the benchmarking peer group and constituents in the FTSE NAREIT Residential Index)
54 | AMH

Proposal 3

Advisory Vote to Approve Compensation of Named Executive Officers

AMH 2025 Proxy Statement | 55
Board
Recommendation
Our Board unanimously
recommends that you
vote "FOR" approval, on
an advisory basis, of the
compensation of our
named executive
officers.
56 | AMH
Advisory Vote on Executive
Compensation
Pursuant to Section 14A(a)(1) of the Exchange Act, we are
including in these proxy materials a separate resolution, subject to shareholder vote, to approve, in a non-binding advisory vote, the compensation of our NEOs as described in this proxy
statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our
NEOs and the philosophy, policies and practices described in this proxy statement. The advisory vote will be presented on an annual basis unless otherwise disclosed.
At the 2024 Annual Meeting of Shareholders, approximately 97%
of the votes cast on this proposal were voted in favor of the company’s executive compensation. The Human Capital and
Compensation Committee considered the results of the
shareholder vote in making its compensation decisions for our
NEOs. Additionally, at the 2023 Annual Meeting of Shareholders,
approximately 97% of the votes cast on this proposal were voted in favor of the company’s executive compensation.
You are encouraged to carefully review the Compensation
Discussion and Analysis section as well as the information
contained in the compensation tables and accompanying
narrative discussion contained in this proxy statement.
As described more fully in the Compensation Discussion and
Analysis section, our compensation philosophy and practices
seek to pay for performance and align shareholder and
executive interests.
Accordingly, we are asking our shareholders to indicate their support for the compensation of our NEOs as disclosed in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the shareholders of AMH approve, on an
advisory basis, the compensation paid to the company’s
named executive officers, as disclosed in this proxy
statement for the Annual Meeting pursuant to Item 402 of
Regulation S-K, including the Compensation Discussion
and Analysis, the compensation tables and the narrative
discussion that accompanies the compensation tables.”
The vote on the compensation of our NEOs is advisory and non-
binding on the company. However, the Human Capital and
Compensation Committee, which is responsible for designing
and administering the company’s executive compensation
programs, will consider the outcome of the vote when making
future compensation decisions regarding our NEOs. We will
conduct the next advisory vote on executive compensation at the
2026 Annual Meeting of Shareholders.
2025 Proxy Statement | 57
Certain Relationships and Related
Party Transactions
Related Party Transaction Approval
Policy and Procedures
We have adopted a written policy for the review and approval of related party transactions requiring disclosure under Item 404(a)
of Regulation S-K. This policy provides that either the Audit
Committee or our full Board is responsible for reviewing and approving or disapproving all interested transactions, meaning any transaction, arrangement or relationship in which (1) the amount involved may be expected to exceed $120,000 in any
fiscal year, (2) the company or one of our subsidiaries will be a participant and (3) a related person has a direct or indirect material interest. A related person is defined as an executive officer, trustee or nominee for election as trustee, or a greater than 5% beneficial owner of our common shares, or an
immediate family member of the foregoing. The policy may deem certain interested transactions to be pre-approved. The Related
Party Transaction Policy is available at www.amh.com under
“Investor Relations”.
2024 Related Party Transactions
Mr. Corrigan’s brother-in-law, Tom Maloney, is an employee of the company and received compensation during 2024 valued at
$256,000. Mr. Corrigan’s daughter, Kelly Corrigan, is an
employee of the company and received compensation during
2024 valued at $141,919. Other than the transactions described in this section, which were each approved under the Related
Party Transaction Policy, we have not participated in any other transactions with a related party since the beginning of 2024.
Delinquent Section 16(a) Reports
Our trustees, executive officers and persons who beneficially own more than 10% of our common stock must report their initial ownership of our equity securities and any subsequent changes in that ownership to the SEC. The SEC has established specific due dates for these reports, and we must disclose in this proxy statement any late filings during 2024. To our knowledge, based solely on our review of the copies of such reports filed electronically with the SEC for 2024 and the written responses to annual trustees’ and officers’ questionnaires that no other reports were required, all of these reports were timely filed during and with respect to 2024, except for two late Form 4 filings for Brian Reitz, our Executive Vice President - Chief Accounting Officer. The first late filing reported the grant of restricted share units in January 2024 and the second late filing related to purchases by Mr. Reitz under a dividend reinvestment plan during 2022 and 2023. Both filings were late due to administrative errors and were subsequently reported in January
2024.
58 | AMH
General Information About the
Annual Meeting
Date, time and place of the Annual Meeting: The Annual
Meeting will be held on Wednesday, May 7, 2025 at 9:00 a.m.,
Pacific Time. The Annual Meeting will be held in virtual-only format. You may attend the meeting virtually or by proxy. You will be able to attend and participate in the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/
AMH2025.
Purpose of this proxy solicitation: We are providing these
proxy materials on behalf of the Board to ask for your vote and to solicit your proxies for use at our Annual Meeting or any adjournments or postponements thereof. We have delivered and made these materials available to you on the Internet because you were a shareholder as of March 14, 2025, the Record Date fixed by the Board, and are therefore entitled to receive notice of the Annual Meeting and to vote on matters presented at the
meeting.
Availability of proxy statement and annual report: All
shareholders receiving this proxy statement should have also received a paper copy or access to an electronic copy of the
2024 Annual Report, which includes our Annual Report on Form
10-K for the year ended December 31, 2024. Additional copies are available at: www.amh.com under “Investor Relations.”
The company will furnish any shareholder with a paper copy
of the 2024 Annual Report on Form 10-K, excluding exhibits,
without charge, upon a written request to: Investor
Relations, AMH, 280 Pilot Road, Las Vegas, Nevada 89119.
Copies of exhibits will be provided at a copying charge of
$0.20 per page to reimburse us for a portion of the cost.
Who can vote: Only shareholders of record at the close of
business on the Record Date of March 14, 2025 will be entitled to vote at the Annual Meeting, or at any adjournment or
postponement of the Annual Meeting. On the Record Date,
approximately 369,525,121 of the company’s Class A common
shares and 635,075 Class B common shares were issued and
outstanding. Holders of Class A common shares and Class B
common shares vote together on the matters for the election of trustees, ratification of the appointment of the company’s
independent registered public accounting firm and approval, on an advisory basis, of the compensation of our NEOs. If your
shares are held in the name of a bank, broker, trustee or other nominee, you may vote your shares at the virtual meeting only if you obtain a legal proxy from your brokerage firm, bank or other nominee.
Voting Rights: Each holder of Class A common shares is
entitled to one vote per share. Our charter does not permit
cumulative voting.
Each holder of Class B common shares is entitled to fifty votes per share. The Class B shares were issued when the company
was organized to provide voting rights to holders of non-voting units in the company’s operating partnership corresponding with their equity ownership. In connection with certain transactions where 48,119,891 operating partnership units were issued for the contribution of assets to the company, the Hughes Family received 635,075 Class B shares at a ratio of one Class B share for every 49 operating partnership units received and all Class B shares are currently held by an affiliate of the Hughes Family, HF
LLC. At the option of HF LLC, the operating partnership units may be converted into an equivalent number of Class A common shares. To the extent HF LLC converts the operating partnership units, the Class B common shares automatically convert into
Class A common shares on a one-for-one basis, which supports alignment between the Hughes Family’s equity ownership and
their voting rights.
As of the Record Date for the Annual Meeting, including their ownership of common shares and operating partnership units,
the Hughes Family owns approximately 22.2% of the company
on a fully diluted basis. Including their Class B shares, the
Hughes Family holds approximately 19.1% of the eligible votes for the Annual Meeting, which is less than their ownership in the company.
How votes are counted: Provided that shareholders entitled to cast at least a majority of all the votes entitled to be cast at the
Annual Meeting are present virtually or by proxy at the Annual
Meeting, each matter may be approved as follows:
•Proposal 1 (Trustee Election) – For the election of
trustees, the trustee nominees who receive an affirmative
majority of the votes cast (i.e., the number of votes cast
“for” a trustee nominee must exceed the number of votes
cast “against” that nominee) at the Annual Meeting will be
elected as trustees of the company. Common shares not
voted (whether by abstention, broker non-vote or otherwise)
will not affect the vote. Our charter does not permit
cumulative voting in the election of our trustees.
•Proposal 2 (EY Ratification) – The affirmative vote of a
majority of the votes cast at the Annual Meeting by the
holders of our common shares is required to approve
Proposal 2. Common shares not voted (whether by
abstention or otherwise) will not affect the vote. For
purposes of the foregoing, a majority of the votes cast
means that the number of votes that are cast and are voted
“for” the resolution must exceed the number of votes that
are voted “against” the resolution.
2025 Proxy Statement | 59
•Proposal 3 (Say-on-Pay) – The advisory vote on executive
compensation in Proposal 3 is non-binding, however, the
Human Capital and Compensation Committee will consider
and take into account the voting results in making future
executive compensation decisions. The affirmative vote of a
majority of the votes cast at the Annual Meeting by the
holders of our common shares is required to approve
Proposal 3. Common shares not voted (whether by
abstention, broker non-vote or otherwise) will not affect the vote. For purposes of the foregoing, a majority of the votes cast means that the number of votes that are cast and are
voted “for” the resolution must exceed the number of votes
that are voted “against” the resolution.
Trustee nominees who do not receive a majority of the
votes cast: If a nominee who is currently serving as a trustee is not re-elected, Maryland law provides that the trustee would continue to serve on the Board as a “holdover” trustee.
Under our Corporate Governance Guidelines, each trustee
nominee who does not receive the required majority vote for
election must submit a resignation. The Nominating and
Corporate Governance Committee would then make a
recommendation to the Board about whether to accept or reject the resignation or take other action. The Board would act on the
Nominating and Corporate Governance Committee’s
recommendation and publicly disclose its decision and rationale within 90 days from the date the election results were certified. If a trustee’s resignation is accepted by the Board, the Board may fill the resulting vacancy or decrease the size of the Board as provided in our bylaws.
How to vote:
If you attend the Annual Meeting: Shares held in your name
as the shareholder of record may be voted at the virtual Annual
Meeting. Shares for which you are the beneficial owner but not the shareholder of record may be voted at the virtual Annual
Meeting only if you obtain a legal proxy from the bank, broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below
so that your vote will be counted if you later decide not to attend the Annual Meeting. Attendance at the Annual Meeting is limited to shareholders (or their authorized representatives) as of March
14, 2025.
If you don’t attend the Annual Meeting: Whether you hold
shares directly as the shareholder of record or through a bank, broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the
Annual Meeting. There are three ways to vote by proxy:
•By Internet – Shareholders may submit votes over the
Internet by following the instructions on the proxy card or
voting instruction form. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the
Annual Meeting.
•By Telephone – If provided on your proxy card or voting
instruction form, you may submit votes over the telephone
by following the instructions on the proxy card or voting
instruction form. When voting, you will need to have
available the control number that appears on the card or
form. Telephone voting is available 24 hours a day until
11:59 p.m. Eastern Time on the day before the Annual
Meeting.
•By Mail – Shareholders may submit votes by mail by
completing, signing and dating the proxy card or voting
instruction form and mailing it in the accompanying pre-
addressed postage-paid envelope.
How proxies will be voted: If you grant a proxy and do not
revoke it before the applicable voting deadline, the persons designated as proxies will vote the common shares represented thereby, if any, in the manner specified. If you are a
shareholder of record and grant a proxy but do not indicate
how your shares should be voted on a matter, the common
shares represented by your properly completed proxy will
be voted (1) “FOR” the election of each of the Board’s
eleven nominees for trustee, (2) “FOR” the ratification of the appointment of EY as our independent registered public
accounting firm for fiscal year 2025, (3) “FOR” approval of
the compensation of our NEOs and (4) in the discretion of
the proxy holders on any other matter that may properly
come before the Annual Meeting.
If you hold shares through a broker or nominee and do not
provide the broker or nominee with specific voting instructions, under the rules that govern brokers or nominees in such
circumstances, your broker or nominee will have the discretion to vote such shares on routine matters, but not on non-routine matters. As a result:
•Your broker or nominee will not have the authority to
exercise discretion to vote such shares with respect to
Proposals 1 and 3 because NYSE rules treat these matters
as non-routine.
•Your broker or nominee will have the authority to exercise
discretion to vote such shares with respect to Proposal 2
because the matter is treated as routine under the NYSE
rules.
Broker non-votes will not be counted as votes cast with respect to any proposal and, as a result, will have no effect on the outcome of the vote of any proposal.
Changing your vote: You may change your vote before the
vote at the Annual Meeting in accordance with the following
procedures. If you are the shareholder of record, you may
change your vote (1) by mailing a new proxy card or voting
instruction form bearing a later date (which automatically
revokes the earlier proxy), (2) by submitting a later dated vote over the Internet or by telephone, (3) by providing a written notice of revocation to the Secretary at AMH, 280 Pilot Road,
Las Vegas, Nevada 89119, prior to your shares being voted or
(4) by attending the Annual Meeting and voting virtually.
60 | AMH
Virtual attendance at the Annual Meeting alone will not cause your previously granted proxy to be revoked unless you
specifically make that request. For shares you hold beneficially in the name of a bank, broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with their instructions, or, if you have obtained a legal proxy from your bank, broker, trustee or other nominee giving you the right to vote your shares, by attending the meeting and voting virtually.
Quorum to conduct business at the Annual Meeting: A
quorum is required to hold the Annual Meeting. The presence at the Annual Meeting virtually or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual
Meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining
whether a quorum exists. A broker non-vote occurs with respect to a proposal when a broker, trustee or other nominee has
discretionary authority to vote on one or more proposals to be voted on at a meeting of shareholders but is not permitted to vote on other proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. If the shareholders present or represented by proxy at the Annual Meeting represent less than a majority of all the votes entitled to be cast at the Annual Meeting, the Annual
Meeting may be adjourned to a later date for the purpose of
obtaining a quorum.
If additional matters are presented at the meeting: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual
Meeting. If you grant a proxy, the persons named as proxy
holders, Bryan Smith and Sara Vogt-Lowell, will have the
discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If any of our
nominees is not able to serve for any reason or for good cause will not serve as a candidate for trustee, the persons named as proxy holders will vote any shares represented by your proxy for such other candidate or candidates as may be nominated by the
Board.
The inspector of elections: The inspector of elections will be a representative from Broadridge.
Contacting our transfer agent: Please contact our transfer
agent at the phone number or address listed below, with
questions concerning shares, dividend checks, transfer of
ownership or other matters pertaining to your share account:
American Stock Transfer & Trust Company, Shareholder
Services, 6201 15th Avenue, Brooklyn, NY 11219, phone
number: (800) 937-5449 or (718) 921-8124.
Costs of this proxy solicitation: We will pay the cost of
soliciting proxies. In addition to solicitation by mail, certain trustees, officers and regular employees of the company and its affiliates may solicit the return of proxies by telephone or personal interview.
To the extent that our trustees, officers or other employees participate in this solicitation, they will not receive any
compensation for their participation, other than their normal compensation.
Deadlines for receipt of shareholder proposals: Any
shareholder proposal (including nominations for trustee)
pursuant to SEC Rule 14a-8 intended to be presented at the
2026 Annual Meeting of Shareholders and included in the
company’s 2026 proxy statement must be received by us at our executive offices no later than November 26, 2025. Any such
proposal should be sent to the attention of our Secretary at the address noted below and must meet the requirements of the
SEC rules and our bylaws.
In addition, pursuant to the advance notice provision in the company’s bylaws, notice of any proposal that a shareholder
wishes to propose for consideration at the 2026 Annual Meeting of Shareholders (including nominations for trustee), but does not seek to include in the company’s 2026 proxy statement, must be delivered to the company no earlier than October 27, 2025 and no later than 5:00 p.m., Pacific Time, on November 26, 2025 if the shareholder wishes for the company to describe the nature of the proposal in the company’s 2026 proxy statement as a
condition to exercising its discretionary authority to vote proxies on the proposal. Any shareholder proposals or notices submitted to the company for the 2026 Annual Meeting of Shareholders
should be addressed to: Secretary, AMH, 280 Pilot Road, Las
Vegas, Nevada 89119.
In addition to satisfying the foregoing advance notice
requirements under our bylaws, to comply with the universal
proxy rules under the Exchange Act shareholders who intend to solicit proxies in support of trustee nominees other than the company’s nominees must provide notice that sets forth the
information required by Rule 14a-19 under the Exchange Act.
Other Matters: The Board knows of no other matters to be
presented for shareholder action at the Annual Meeting. If any other matters are properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote the common shares represented by the proxy in accordance with their best judgment on such matters.
Householding: If you share an address with one or more other shareholders, you may have received notification that you will receive only a single copy of the 2024 Annual Report and proxy statement for your entire household unless you have notified us that you wish to continue receiving individual copies. This
practice, known as “householding,” is designed to reduce
printing and mailing costs. If you would like to revoke your consent to “householding,” or if you are receiving multiple copies at your address and would like to enroll in “householding,”
please submit your request to Secretary, AMH, 280 Pilot Road,
Las Vegas, Nevada 89119, or call us at (805) 413-5300. If you own your shares in “street name,” please contact your broker, bank, trustee or other intermediary to make your request.

AMERICAN HOMES 4 RENT 280 PILOT ROAD LAS VEGAS, NV 89119
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 6, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/
AMH2025
You may attend the meeting via the Internet and vote during the meeting.
Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by
11:59 p.m. Eastern Time on May 6, 2025. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51
Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V36436-P07172	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

American Homes 4 Rent

The Board of Trustees recommends you vote FOR the following:

1.	Election of Trustees

	Nominees:		For	Against	Abstain	The Board of Trustees recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

	1a.	Matthew Hart	o	o	o

	1b.	Bryan Smith	o	o	o	2.	Ratification of the Appointment of Ernst & Young LLP as American Homes 4 Rent’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.	o	o	o

	1c.	Douglas Benham	o	o	o

	1d.	Jack Corrigan	o	o	o

	1e.	David Goldberg	o	o	o

	1f.	Tamara Gustavson	o	o	o

	1g.	Michelle Kerrick	o	o	o	3.	Advisory Vote to Approve American Homes 4 Rent’s Named Executive Officer Compensation.	o	o	o

	1h.	Lynn Swann	o	o	o

	1i.	Winifred Webb	o	o	o

	1j.	Jay Willoughby	o	o	o	NOTE: In their discretion, the proxies may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

	1k.	Matthew Zaist	o	o	o

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be Held on May 7, 2025:
The Notice of Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

V36437-P07172

AMERICAN HOMES 4 RENT
Annual Meeting of Shareholders
May 7, 2025 9:00 AM PT
This proxy is solicited by the Board of Trustees
The shareholder(s) hereby appoint(s) Bryan Smith and Sara Vogt-Lowell, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of AMERICAN HOMES 4 RENT that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held online at 9:00 AM
Pacific Time on May 7, 2025, at www.virtualshareholdermeeting.com/AMH2025, and any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted for the election of all nominees listed on the reverse side and in favor of proposals 2 and 3.
Continued and to be signed on reverse side